UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21215
                                                     ---------------------

            Nuveen Insured Florida Tax-Free Advantage Municipal Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: June 30
                                           ------------------

                  Date of reporting period: June 30, 2005
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT June 30, 2005

Nuveen Investments
Municipal Closed-End
Exchange-Traded
Funds


                                NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND
                                                                             NQF

                                    NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND
                                                                             NUF

                            NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND
                                                                             NFL

                        NUVEEN INSURED FLORIDA TAX-FREE ADVANTAGE MUNICIPAL FUND
                                                                             NWF


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DEPENDABLE,
TAX-FREE INCOME BECAUSE
IT'S NOT WHAT YOU EARN,
IT'S WHAT YOU KEEP.(R)

Logo: NUVEEN Investments

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

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

Chairman's
      LETTER TO SHAREHOLDERS

Once again, I am pleased to report that over the 12-month period covered by this report your Fund continued to provide you with monthly tax-free income and an attractive total return. For more details about the management strategy and performance of your Fund, please see the Portfolio Manager's Comments and Performance Overview sections of this report.

As I noted in my last letter to you, many market observers are wondering whether longer-term interest rates will soon begin to rise substantially, mirroring the rise that has taken place over the past year in shorter-term rates. If longer-term rates do begin to rise significantly, some have suggested that this would be a signal to begin adjusting your holdings of fixed-income investments.



"IN FACT, A WELL-DIVERSIFIED PORTFOLIO MAY ACTUALLY HELP TO REDUCE YOUR OVERALL INVESTMENT RISK OVER THE LONG TERM."



Nobody knows what the market will do in the future. But from our experience, we do know that a well-balanced portfolio, structured and carefully monitored with the help of a trusted investment professional, can be an important component in helping you achieve your long-term financial goals. In fact, a well-diversified portfolio may actually help to reduce your overall investment risk over the long term. That is one reason why we believe that a municipal bond investment like your Nuveen Fund can be an important building block in a comprehensive investment program designed to perform well in a variety of market conditions.

As in past reports, I urge you to consider receiving future Fund reports and other Fund information by e-mail and the Internet. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy - see the inside front cover of this report for instructions.

Earlier in 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser), sold a substantial portion of its stake in Nuveen. More recently, St. Paul sold the balance of its shares in Nuveen to us or to others. Please be assured that these transactions only affect Nuveen's corporate structure, and they do not have any impact on the investment objectives or management of your Fund.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

August 15, 2005

Nuveen Florida Municipal Closed-End Exchange-Traded Funds
(NQF, NUF, NFL, NWF)

Portfolio Manager's
        COMMENTS

Portfolio manager Cathryn Steeves reviews the economic and municipal market environments, key investment strategies and the annual performance of these Florida Funds. Cathryn, who joined Nuveen in 1996, assumed portfolio management responsibility for NQF and NUF in January 2005 and for NFL and NWF in May 2005.



WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED JUNE 30, 2005?

One factor affecting nearly all fixed-income investments over this reporting period was the general flattening of the yield curve. Between June 30, 2004, and June 30, 2005, the Federal Reserve implemented nine quarter-point increases in the fed funds rate, raising this short-term rate benchmark to 3.25% from 1.00%. (On August 9, 2005, after the close of this reporting period, the fed funds rate was raised to 3.50%.) These fed funds rate increases led to increases in many shorter-term municipal market rates over the 12-month reporting period. At the same time, longer-term yields declined. The yield on the benchmark 10-year U.S. Treasury note stood at 3.92% on June 30, 2005, compared with 4.59% one year earlier. Longer-term yields in the municipal market followed a similar pattern. The yield of the Bond Buyer 25 Revenue Bond Index, a widely-followed measure of longer-term municipal market rates, declined by approximately 60 basis points during this 12-month reporting period.

This rise in shorter-term rates and decline in longer-term rates generally helped the performance of bonds with longer effective maturities and tended to hurt the performance of securities with shorter maturities or short call dates.

Despite the increases in shorter-term rates and an upsurge in energy costs, the economic expansion continued through the reporting period. After expanding at an annualized rate of 4.0% in the third quarter of 2004, the U.S. Gross Domestic Product (GDP) grew by an annualized 3.8% in the fourth quarter of 2004 and 3.8% again in the first three months of 2005. (On July 29, 2005, after the close of this reporting period, the Commerce Department said the GDP grew at an annualized rate of 3.4% in the second quarter of the year.)

The year-over-year increase in the Consumer Price Index (CPI) as of June 30, 2005, was a relatively mild 2.5%. The national unemployment rate dropped to 5.0% in June 2005, its lowest level since September 2001. Over the 12-month period, municipal new issue supply nationwide remained strong, as $377.1 billion in new securities came to market. The flattening yield curve increased the attractiveness of refundings, which were 57% higher during January-June 2005 than in the same six-month period in 2004.

HOW ABOUT ECONOMIC AND MARKET CONDITIONS IN FLORIDA?

Florida's service-based economy continued to exhibit robust expansion during this period, supported by strong employment and rapid population growth. The state's unemployment rate stood at 3.9% in June 2005, down from 4.8% in June 2004, primarily due to Florida's high concentration of jobs in industries such as tourism and administrative support services. Although Florida was hit by four hurricanes in August and September 2004, tourism in particular has rebounded well. In January 2005, Moody's upgraded Florida's general obligation debt to Aa1 from Aa2, with S&P following suit in February (to AAA from AA+) and Fitch in March (to AA+ from AA). Florida is one of only 10 states to carry an AAA rating from S&P, and the recent upgrades reflect the state's strong, conservative financial and budget management policies, significant reserves, and favorable economic trends that are among the strongest in the nation. During the 12-month period ended June 30, 2005, municipal issuance in Florida rose 12% from that of the previous 12 months, totaling $17.3 billion. Much of the new debt was highly rated and issued for the construction of local primary and secondary schools and for higher education purposes.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUNDS DURING THE 12 MONTHS ENDED JUNE 30, 2005?

With many market participants anticipating higher interest rates, our focus in these Funds throughout this period centered on finding bonds that we believed would add immediate value to the Funds' portfolios and that, in our judgment, also had the potential to perform well under a variety of future market scenarios, regardless of economic or interest rate trends.

In general, our purchase activity in these Funds emphasized bonds in the intermediate part of the yield curve -- that is, bonds that mature in 10 to 20 years. In our opinion, this part of the curve generally offered more attractive opportunities and the best value during this period. We also continued to place an emphasis on purchasing premium bonds --those with prices above par and coupons above current market rates. These bonds have been in great demand recently, since historically they have held their value better than current coupon bonds when interest rates rise.

As noted earlier, Florida experienced a meaningful increase in municipal issuance during this period, especially in the first half of 2005. Reflecting the generally high credit quality of new issue supply, the majority of our purchases over this time were of insured or highly rated bonds. As a result, the AAA rated holdings in the two uninsured Funds, NQF and NUF, increased over this period. Two other factors also helped strengthen the overall credit quality of these Funds. First, we significantly reduced our position in multifamily housing bonds in these two Funds when the opportunity arose to sell at attractive prices. Second, both NQF and NUF had some relatively concentrated positions in certain lower-rated credits, and we selectively trimmed these positions to enhance overall diversification. In both instances, the proceeds from the sales were redeployed into highly-rated securities.

At the other end of the credit spectrum, we also were looking for opportunities to purchase BBB or non-rated bonds, even though the Florida municipal market did not provide many attractive occasions to do so during this period. However, we did purchase some non-rated bonds issued by St. John's County for the Presbyterian Retirement Communities for both NQF and NUF.

Most of the new purchases in the two insured Funds, NFL and NWF, were financed with the proceeds from sales of older pre-refunded bonds and bonds with shorter effective maturities. These actions helped us improve the diversification and call protection of these Funds, and helped us maintain an overall positioning on the yield curve that we believed would help them perform well under a variety of market conditions.

During this period, we also worked to reduce the interest rate risk in the portfolio of NWF by using forward interest rate swaps, a type of derivative financial instrument, as a hedge against rising rates. It is important to note that the hedge was not used in an attempt to profit from correctly predicting the timing and direction of interest rate movements. Instead, our sole objective was to reduce the duration of the Fund (and therefore its price sensitivity to interest rate changes) without having a negative impact on the Fund's income stream or common share dividend over the short term. The gain or loss from the Fund's hedging activity is reflected as an addition or subtraction to the Fund's net asset value (NAV) as the market value of the hedge fluctuates. During this period, the hedge was effective in achieving its intended goal of helping to reduce the NAV volatility of the Fund. However, it did have a negative impact on the Fund's total return during this period because generally declining long-term interest rates caused the value of the hedge to decline as the value of the Fund's portfolio rose.

HOW DID THE FUNDS PERFORM?
Individual results for these Funds, as well as for comparative indexes and averages, are presented in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE
For periods ended 6/30/05
FLORIDA FUNDS              1-YEAR           5-YEAR            10-YEAR
--------------------------------------------------------------------------------
NQF                        12.40%           8.97%             6.95%
--------------------------------------------------------------------------------
NUF                        12.89%           8.55%             6.79%
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index1                8.24%            6.88%             6.38%
--------------------------------------------------------------------------------

INSURED FLORIDA FUNDS
--------------------------------------------------------------------------------
NFL                        11.33%           8.92%             7.43%
--------------------------------------------------------------------------------
NWF                        13.18%           NA                NA
--------------------------------------------------------------------------------
Lehman Brothers Insured
Municipal Bond Index1       8.62%           7.27%             6.60%
--------------------------------------------------------------------------------
Lipper Florida
Municipal Debt Funds
Average2                   12.01%           8.52%             6.92%
--------------------------------------------------------------------------------
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

For the 12 months ended June 30, 2005, the total returns on NAV for NQF and NUF outperformed the return of the Lehman Brothers Municipal Bond Index, while for the same period NFL and NWF bested the return of the Lehman Brothers Insured Municipal Bond Index. NQF, NUF and NWF also outperformed the average return for the Lipper Florida Fund peer group, while NFL's return trailed the group average.


1 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds, and the Lehman Brothers Insured Municipal Bond Index is an unleveraged, unmanaged national index containing a broad range of insured municipal bonds. Results for the Lehman indexes do not reflect any expenses. It is not possible to invest directly in either index.

2 The Lipper Florida Municipal Debt Funds category average is calculated using the returns of all closed-end exchange-traded funds in this category for each period as follows: 1 year, 18 funds; 5 years, 12 funds; and 10 years, 10 funds. Fund and Lipper returns assume reinvestment of dividends.

One of the primary factors benefiting the 12-month performance of these Funds relative to those of their respective unleveraged, unmanaged Lehman Brothers indexes was the Funds' use of financial leverage. While leverage can add volatility to the Funds' NAVs and share prices, especially during periods when interest rates rise, this strategy also can provide opportunities for additional income and total return for common shareholders when short-term interest rates remain relatively low and long-term rates fall or remain fairly constant.

As noted earlier, yields fell -- and therefore prices rose -- for many longer-term bonds over the course of this reporting period. More relative exposure to bonds at the longer end of the yield curve helped the performances of NWF and, to a lesser extent, NQF and NUF, over this period. Conversely, the performance of NFL was constrained by greater exposure to the short end of the municipal market yield curve.

The two noninsured Funds, NQF and NUF, also benefited from their allocations to lower quality bonds during this period, because bonds rated BBB generally outperformed higher credit quality sectors as the economy improved and demand for these bonds increased. Among the sectors making positive contributions to these Funds' 12-month returns were those that tended to have a greater number of lower-quality bonds, such as healthcare (including hospitals and long-term care facilities). Both NUF and NQF had relatively large positions in healthcare bonds. NQF also held 1.3% of its portfolio in bonds backed by the 1998 master tobacco settlement agreement, which produced solid performance during this period, as the litigation environment improved and supply/demand dynamics drove tobacco bond prices higher. NWF, which is an insured Fund but can invest up to 20% of its assets in uninsured investment-grade quality securities, also held some lower-rated healthcare issues.

During this period, the Funds' holdings of older pre-refunded bonds tended to underperform the general municipal market, due primarily to the shorter effective maturities of these bonds. This was especially true in NQF and NFL. Housing was another sector that lagged the market during this period, largely as the result of the increased risk of prepayments and bond calls in the current interest rate environment. Both NQF and NUF began this reporting period with significant exposure to the housing sector, and while these holdings were reduced during the course of the reporting period they still had a restraining effect on the performance of these two Funds for the period.

HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF JUNE 30, 2005?

As of June 30, 2005, the two noninsured Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 80% in NUF to 84% in NQF. NFL continued to be 100% invested in insured and/or U.S. guaranteed securities, while NWF, which can invest up to 20% of its assets in uninsured investment-grade quality securities, had allocated 88% of its portfolio to AAA insured bonds as of the end of the period.

As of June 30, 2005, potential call exposure for the period from July 2005 through the end of 2006 ranged from 0% in NWF to 5% in NQF, and 8% in NUF and NFL. The number of actual bond calls in all of these Funds depends largely on future market interest rates.

Dividend and Share Price
       INFORMATION

All of these Funds use leverage to provide opportunities for additional income for common shareholders. The extent of this benefit is tied in part to the short-term rates the Funds pay their MuniPreferred(R) shareholders. During periods of low short-term rates, leveraged Funds generally pay lower dividends to MuniPreferred shareholders, which can leave more earnings to support common share dividends. However, when short-term interest rates rise, as they did during this reporting period, the Funds' borrowing costs also rise. While leveraging can still provide benefits for common shareholders as short-term rates rise, the extent of the benefit may be less. Over the 12-month period ended June 30, 2005, NFL experienced two monthly dividend cuts, while the monthly dividends of NQF and NUF were reduced three times. NWF had four monthly dividend reductions during this period.

In addition, due to normal portfolio management activity, common shareholders of NFL received a long-term capital gains distribution of $0.1012 per share and a net ordinary income distribution of $0.01 per share at the end of December 2004.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of June 30, 2005, NQF, NUF and NFL had positive UNII balances for both financial statement and tax purposes. NWF had a negative UNII balance for financial statement purposes and a positive UNII balance for tax purposes.

At the end of the reporting period, the Funds' shares were trading at premiums or discounts to their NAVs as shown in the accompanying chart:

                             6/30/05                   12-MONTH AVERAGE
                    PREMIUM/DISCOUNT                           DISCOUNT
--------------------------------------------------------------------------------
NQF                           -0.96%                             -0.12%
--------------------------------------------------------------------------------
NUF                           -2.86%                             -1.57%
--------------------------------------------------------------------------------
NFL                           +2.95%                             -1.90%
--------------------------------------------------------------------------------
NWF                           -3.39%                             -3.69%
--------------------------------------------------------------------------------

Nuveen Florida Investment Quality Municipal Fund
NQF

Performance
      OVERVIEW  As of June 30, 2005

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              75%
AA                                9%
A                                10%
BBB                               4%
NR                                2%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jul                           0.0845
Aug                           0.0845
Sep                           0.0845
Oct                           0.0845
Nov                           0.0845
Dec                           0.0815
Jan                           0.0815
Feb                           0.0815
Mar                           0.0775
Apr                           0.0775
May                           0.0775
Jun                           0.0735

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
7/1/04                        14.34
                              14.42
                              14.35
                              14.45
                              14.48
                              14.62
                              14.61
                              14.74
                              14.6
                              14.69
                              14.68
                              14.65
                              14.82
                              14.67
                              14.62
                              14.63
                              14.69
                              14.77
                              14.64
                              14.82
                              14.8
                              14.8
                              14.8
                              14.87
                              14.91
                              14.81
                              15.06
                              15.07
                              15.02
                              15.03
                              15.04
                              15.29
                              15.07
                              15.19
                              15.19
                              15.18
                              15.25
                              15.48
                              15.55
                              15.85
                              15.79
                              15.53
                              15.61
                              15.73
                              15.46
                              15.4
                              15.48
                              15.5
                              15.47
                              15.59
                              15.7
                              15.76
                              15.77
                              15.75
                              15.7
                              15.51
                              15.31
                              15.29
                              15.41
                              15.43
                              15.34
                              15.46
                              15.55
                              15.34
                              15.33
                              15.22
                              15.4
                              15.41
                              15.4
                              15.68
                              15.94
                              15.75
                              15.72
                              15.56
                              15.7
                              15.7
                              15.66
                              15.59
                              15.74
                              15.95
                              15.81
                              15.79
                              15.76
                              15.73
                              15.7
                              15.73
                              15.81
                              16.11
                              16.15
                              16.37
                              15.99
                              15.68
                              15.62
                              15.59
                              15.58
                              15.67
                              15.7
                              15.71
                              15.66
                              15.73
                              15.67
                              15.49
                              15.53
                              15.45
                              15.64
                              15.52
                              15.39
                              15.45
                              15.25
                              15.37
                              15.24
                              15.33
                              15.25
                              15.3
                              15.27
                              15.3
                              15.27
                              15.45
                              15.14
                              15.26
                              15.32
                              15.19
                              15.13
                              15.1
                              15.14
                              15.05
                              15.05
                              15.17
                              15.21
                              15.31
                              15.26
                              15.35
                              15.65
                              15.46
                              15.7
                              15.46
                              15.34
                              15.27
                              15.19
                              15.29
                              15.28
                              15.39
                              15.52
                              15.4
                              15.42
                              15.51
                              15.59
                              15.83
                              16.05
                              16.04
                              16.15
                              16.11
                              16.38
                              16.2
                              16.11
                              16.31
                              16.26
                              16.11
                              15.87
                              15.91
                              15.7
                              15.65
                              15.93
                              15.74
                              15.72
                              15.89
                              15.94
                              15.97
                              15.93
                              15.86
                              15.81
                              16
                              15.95
                              15.97
                              16
                              15.9
                              15.63
                              15.51
                              15.33
                              15.35
                              15.23
                              15.26
                              15.18
                              15
                              14.5
                              14.5
                              14.32
                              14.27
                              14.35
                              14.55
                              14.64
                              14.79
                              14.75
                              14.85
                              15.05
                              14.85
                              14.88
                              14.97
                              14.84
                              14.75
                              14.8
                              14.82
                              14.83
                              14.77
                              14.73
                              14.82
                              14.78
                              14.74
                              14.73
                              14.82
                              14.83
                              14.83
                              14.99
                              14.99
                              14.92
                              14.97
                              14.93
                              15.03
                              15.22
                              15.15
                              15.2
                              15.29
                              15.32
                              15.27
                              15.58
                              15.44
                              15.42
                              15.59
                              15.56
                              15.63
                              15.61
                              15.71
                              15.79
                              15.83
                              15.83
                              15.92
                              15.95
                              15.94
                              15.85
                              15.76
                              15.61
                              15.51
                              15.58
                              15.45
                              15.52
                              15.49
                              15.4
                              15.49
                              15.59
                              15.53
                              15.54
                              15.52
                              15.49
                              15.48
6/30/05                       15.48

FUND SNAPSHOT
------------------------------------
Common Share Price            $15.48
------------------------------------
Common Share
Net Asset Value               $15.63
------------------------------------
Premium/(Discount) to NAV     -0.96%
------------------------------------
Market Yield                   5.70%
------------------------------------
Taxable-Equivalent Yield1      7.92%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $259,071
------------------------------------
Average Effective
Maturity on Securities (Years) 17.20
------------------------------------
Leverage-Adjusted Duration      8.59
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 2/21/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         17.51%        12.40%
------------------------------------
5-Year          8.83%         8.97%
------------------------------------
10-Year         6.67%         6.95%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         25.6%
------------------------------------
Transportation                 15.4%
------------------------------------
Healthcare                     13.3%
------------------------------------
Utilities                       9.3%
------------------------------------
Water and Sewer                 9.0%
------------------------------------
U.S. Guaranteed                 8.7%
------------------------------------
Tax Obligation/General          7.9%
------------------------------------
Other                          10.8%
------------------------------------

1 Taxable equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this fund to investments that generate qualified dividend income, the taxable equivalent yield is lower.

Nuveen Florida Quality Income Municipal Fund
NUF

Performance
      OVERVIEW  As of June 30, 2005

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              68%
AA                               12%
A                                14%
BBB                               4%
NR                                2%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jul                            0.083
Aug                            0.083
Sep                            0.083
Oct                            0.083
Nov                            0.083
Dec                             0.08
Jan                             0.08
Feb                             0.08
Mar                            0.076
Apr                            0.076
May                            0.076
Jun                            0.072

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
7/1/04                        14.03
                              14.32
                              14.37
                              14.3
                              14.54
                              14.54
                              14.55
                              14.53
                              14.5
                              14.46
                              14.54
                              14.45
                              14.48
                              14.41
                              14.32
                              14.38
                              14.29
                              14.32
                              14.41
                              14.51
                              14.56
                              14.56
                              14.57
                              14.65
                              14.73
                              14.7
                              14.83
                              14.88
                              14.92
                              14.8
                              14.73
                              14.82
                              14.79
                              14.71
                              14.69
                              14.8
                              14.81
                              14.84
                              14.87
                              14.93
                              15.02
                              15.17
                              15.23
                              15.32
                              15.08
                              15.12
                              15.19
                              15.07
                              15.33
                              15.43
                              15.6
                              15.3
                              15.31
                              15.41
                              15.25
                              15.3
                              15.23
                              15.2
                              15.24
                              15.2
                              15.1
                              15.15
                              15.17
                              15.12
                              15.08
                              15.14
                              15.14
                              15.15
                              15.46
                              15.28
                              15.33
                              15.29
                              15.26
                              15.17
                              15.32
                              15.16
                              15.19
                              15.13
                              15.22
                              15.27
                              15.45
                              15.5
                              15.62
                              15.7
                              15.6
                              15.8
                              15.68
                              15.95
                              16.01
                              15.72
                              15.2
                              15.12
                              15.11
                              15.22
                              15.24
                              15.69
                              15.85
                              15.72
                              15.66
                              15.53
                              15.46
                              15.39
                              15.34
                              15.39
                              15.56
                              15.37
                              15.53
                              15.22
                              15.15
                              15.21
                              15.29
                              15.12
                              15.23
                              15.3
                              15.16
                              15.11
                              14.88
                              15.06
                              14.81
                              15.03
                              15.1
                              15.1
                              15.14
                              15.09
                              15.09
                              15.2
                              15.1
                              15.29
                              15.55
                              15.41
                              15.55
                              15.8
                              15.68
                              15.72
                              15.71
                              15.9
                              15.69
                              15.68
                              15.68
                              15.58
                              15.65
                              15.6
                              15.66
                              15.67
                              15.6
                              15.63
                              15.69
                              15.69
                              15.76
                              15.71
                              15.72
                              15.72
                              15.8
                              15.84
                              15.94
                              15.93
                              16
                              15.76
                              15.9
                              15.9
                              15.9
                              15.73
                              15.67
                              15.65
                              16
                              15.75
                              15.77
                              15.99
                              16
                              16.04
                              16.04
                              15.96
                              15.88
                              15.97
                              15.89
                              15.79
                              15.85
                              15.5
                              15.29
                              15.16
                              15.09
                              14.92
                              14.7
                              14.49
                              13.98
                              14
                              14.03
                              14.11
                              14.2
                              14.4
                              14.49
                              14.67
                              14.6
                              14.51
                              14.54
                              14.59
                              14.6
                              14.65
                              14.67
                              14.58
                              14.66
                              14.62
                              14.66
                              14.71
                              14.67
                              14.65
                              14.55
                              14.63
                              14.76
                              14.93
                              14.84
                              14.84
                              15.03
                              15.02
                              15.05
                              15.05
                              15.02
                              15.06
                              15.24
                              15.2
                              15.15
                              15.12
                              15.13
                              15.19
                              15.26
                              15.25
                              15.26
                              15.4
                              15.59
                              15.65
                              15.62
                              15.67
                              15.66
                              15.87
                              16
                              15.9
                              15.92
                              16.04
                              15.98
                              15.85
                              15.76
                              15.74
                              15.64
                              15.45
                              15.46
                              15.45
                              15.4
                              15.4
                              15.45
                              15.34
                              15.35
                              15.32
                              15.25
                              15.29
6/30/05                       15.27

FUND SNAPSHOT
------------------------------------
Common Share Price            $15.27
------------------------------------
Common Share
Net Asset Value               $15.72
------------------------------------
Premium/(Discount) to NAV     -2.86%
------------------------------------
Market Yield                   5.66%
------------------------------------
Taxable-Equivalent Yield1      7.86%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $224,792
------------------------------------
Average Effective
Maturity on Securities (Years) 17.18
------------------------------------
Leverage-Adjusted Duration      8.27
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/17/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         17.42%        12.89%
------------------------------------
5-Year          8.52%         8.55%
------------------------------------
10-Year         6.86%         6.79%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         28.0%
------------------------------------
Healthcare                     16.0%
------------------------------------
Transportation                 14.9%
------------------------------------
Utilities                       8.1%
------------------------------------
Education and Civic
   Organizations                6.9%
------------------------------------
Water and Sewer                 6.8%
------------------------------------
Tax Obligation/General          6.2%
------------------------------------
Housing/Multifamily             6.0%
------------------------------------
Other                           7.1%
------------------------------------


1 Taxable equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this fund to investments that generate qualified dividend income, the taxable equivalent yield is lower.

Nuveen Insured Florida Premium Income Municipal Fund
NFL

Performance
      OVERVIEW  As of June 30, 2005

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
Insured                          91%
U.S. Guaranteed                   9%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jul                             0.08
Aug                             0.08
Sep                             0.08
Oct                             0.08
Nov                             0.08
Dec                             0.08
Jan                             0.08
Feb                             0.08
Mar                            0.077
Apr                            0.077
May                            0.077
Jun                            0.073

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
7/1/04                        14.61
                              14.77
                              14.64
                              14.91
                              14.8
                              14.87
                              14.9
                              14.98
                              14.87
                              14.9
                              15
                              14.93
                              14.85
                              14.81
                              14.83
                              14.86
                              14.88
                              14.82
                              14.79
                              14.78
                              14.94
                              14.94
                              14.98
                              15.12
                              15.18
                              15.19
                              15.17
                              15.24
                              15.26
                              15.17
                              15.14
                              15.26
                              15.2
                              15.36
                              15.36
                              15.33
                              15.37
                              15.35
                              15.37
                              15.46
                              15.44
                              15.52
                              15.5
                              15.56
                              15.64
                              15.63
                              15.45
                              15.52
                              15.35
                              15.48
                              15.52
                              15.52
                              15.58
                              15.75
                              15.64
                              15.73
                              15.66
                              15.76
                              15.72
                              15.77
                              15.72
                              15.84
                              15.98
                              15.94
                              15.88
                              15.8
                              15.8
                              16.01
                              16.05
                              15.95
                              16.27
                              16.28
                              16.27
                              16.35
                              16.32
                              16.24
                              16.27
                              16.18
                              16.39
                              16.27
                              16.3
                              16.33
                              16.33
                              16.55
                              16.56
                              16.59
                              16.83
                              16.77
                              16.9
                              16.63
                              16.6
                              16.2
                              16.03
                              16.08
                              16.05
                              16.21
                              16.14
                              16.15
                              16.1
                              16.1
                              16.06
                              15.9
                              15.91
                              15.89
                              15.91
                              15.79
                              15.62
                              15.52
                              15.25
                              15.42
                              15.53
                              15.5
                              15.6
                              15.65
                              15.78
                              15.65
                              15.4
                              15.43
                              15.25
                              15.27
                              15.29
                              15.4
                              15.52
                              15.46
                              15.65
                              15.73
                              15.79
                              15.85
                              16.07
                              16.02
                              16.08
                              16.4
                              16.35
                              16.33
                              16.33
                              16.5
                              16
                              15.94
                              15.92
                              15.8
                              15.85
                              16.06
                              16.28
                              16.43
                              16.5
                              16.71
                              16.58
                              16.51
                              16.85
                              16.43
                              16.4
                              16.3
                              16.44
                              16.44
                              16.5
                              16.55
                              16.65
                              16.52
                              16.5
                              16.5
                              16.4
                              16.24
                              16.45
                              16.58
                              16.4
                              16.5
                              16.44
                              16.42
                              16.25
                              16.25
                              16.27
                              16.15
                              16.19
                              16.19
                              15.97
                              15.85
                              15.78
                              15.39
                              15.15
                              15.19
                              15.25
                              15.25
                              15.24
                              15.15
                              15.04
                              14.77
                              14.87
                              14.92
                              14.9
                              15.05
                              15.19
                              15.36
                              15.45
                              15.48
                              15.54
                              15.52
                              15.69
                              15.66
                              15.56
                              15.57
                              15.76
                              15.92
                              15.84
                              15.56
                              15.4
                              15.52
                              15.5
                              15.39
                              15.58
                              15.7
                              15.94
                              15.94
                              15.9
                              15.95
                              15.88
                              15.89
                              15.97
                              15.85
                              15.91
                              15.8
                              15.74
                              15.74
                              15.83
                              15.71
                              15.85
                              15.94
                              15.97
                              16.05
                              16.15
                              16.08
                              16.15
                              16.22
                              16.27
                              16.39
                              16.34
                              16.25
                              16.35
                              16.31
                              16.42
                              16.32
                              16.31
                              16.26
                              16.33
                              16.33
                              16.27
                              16.33
                              16.4
                              16.38
                              16.36
                              16.39
                              16.47
                              16.49
                              16.47
                              16.65
6/30/05                       16.74


FUND SNAPSHOT
------------------------------------
Common Share Price            $16.74
------------------------------------
Common Share
Net Asset Value               $16.26
------------------------------------
Premium/(Discount) to NAV      2.95%
------------------------------------
Market Yield                   5.23%
------------------------------------
Taxable-Equivalent Yield1      7.26%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $233,779
------------------------------------
Average Effective
Maturity on Securities (Years) 16.70
------------------------------------
Leverage-Adjusted Duration      7.92
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/17/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         25.54%        11.33%
------------------------------------
5-Year         11.71%         8.92%
------------------------------------
10-Year         8.90%         7.43%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         33.3%
------------------------------------
Water and Sewer                21.2%
------------------------------------
Transportation                 12.5%
------------------------------------
Housing/Multifamily            10.0%
------------------------------------
U.S. Guaranteed                 8.9%
------------------------------------
Healthcare                      6.8%
------------------------------------
Other                           7.3%
------------------------------------


1 Taxable equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this fund to investments that generate qualified dividend income, the taxable equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2004 of $0.1112 per share.

Nuveen Insured Florida Tax-Free Advantage Municipal Fund
NWF

Performance
      OVERVIEW  As of June 30, 2005

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
Insured                          88%
AAA (Uninsured)                   9%
AA (Uninsured)                    2%
A (Uninsured)                     1%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jul                            0.072
Aug                            0.072
Sep                           0.0695
Oct                           0.0695
Nov                           0.0695
Dec                           0.0665
Jan                           0.0665
Feb                           0.0665
Mar                           0.0625
Apr                           0.0625
May                           0.0625
Jun                           0.0595

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
7/1/04                        13.2
                              13.3
                              13.39
                              13.45
                              13.49
                              13.64
                              13.63
                              14
                              13.77
                              13.47
                              13.89
                              14.08
                              13.92
                              13.9
                              13.92
                              13.85
                              13.8
                              13.79
                              13.79
                              13.7
                              13.75
                              13.75
                              13.75
                              13.71
                              13.71
                              13.79
                              13.84
                              13.84
                              13.89
                              13.82
                              13.95
                              13.94
                              13.96
                              13.88
                              13.88
                              13.73
                              13.77
                              13.71
                              13.75
                              13.83
                              13.82
                              13.92
                              13.99
                              14.04
                              14.14
                              14.25
                              14.18
                              13.9
                              13.83
                              13.91
                              13.98
                              14
                              14.44
                              14.25
                              14.21
                              14.25
                              14.4
                              14.4
                              14.21
                              14.35
                              14.26
                              14.27
                              14.55
                              14.65
                              14.6
                              14.59
                              14.5
                              14.49
                              14.49
                              14.49
                              14.67
                              14.79
                              14.79
                              14.88
                              14.98
                              14.98
                              14.89
                              14.95
                              14.8
                              14.9
                              14.95
                              14.78
                              14.8
                              14.85
                              14.84
                              14.94
                              14.99
                              14.94
                              14.94
                              15
                              14.65
                              14.2
                              14.26
                              14.3
                              14.32
                              14.35
                              14.52
                              14.58
                              14.53
                              14.48
                              14.28
                              14.26
                              14.13
                              14.19
                              14.19
                              14.17
                              14.11
                              14
                              13.56
                              13.75
                              13.7
                              13.69
                              13.6
                              13.65
                              13.62
                              13.62
                              13.61
                              13.58
                              13.55
                              13.45
                              13.42
                              13.5
                              13.48
                              13.51
                              13.45
                              13.4
                              13.37
                              13.4
                              13.54
                              13.56
                              13.5
                              13.48
                              13.53
                              13.45
                              13.55
                              13.56
                              13.59
                              13.67
                              13.5
                              13.61
                              13.66
                              13.67
                              13.58
                              13.67
                              13.74
                              13.83
                              13.84
                              13.83
                              13.86
                              13.79
                              13.92
                              14.02
                              14.17
                              14.21
                              14.17
                              14.18
                              14.02
                              14.17
                              14.18
                              14.1
                              14.1
                              14.08
                              13.8
                              13.89
                              13.86
                              13.86
                              14.02
                              13.94
                              13.88
                              13.86
                              13.9
                              13.9
                              14.02
                              14.02
                              13.88
                              13.9
                              13.84
                              13.66
                              13.46
                              13.41
                              13.55
                              13.5
                              13.47
                              13.25
                              13.2
                              13.19
                              13.02
                              13.05
                              13.16
                              13.19
                              13.25
                              13.42
                              13.46
                              13.69
                              13.68
                              13.33
                              13.44
                              13.52
                              13.31
                              13.4
                              13.4
                              13.32
                              13.42
                              13.23
                              13.4
                              13.4
                              13.32
                              13.32
                              13.4
                              13.54
                              13.61
                              13.61
                              13.64
                              13.56
                              13.52
                              13.5
                              13.58
                              13.59
                              13.6
                              13.54
                              13.53
                              13.66
                              13.74
                              13.75
                              13.93
                              13.92
                              13.91
                              13.94
                              13.95
                              14.16
                              14.11
                              14.08
                              14.2
                              14.34
                              14.39
                              14.37
                              14.41
                              14.42
                              14.34
                              14.22
                              14.2
                              14.07
                              14.04
                              14.05
                              13.92
                              13.91
                              13.8
                              13.84
                              13.94
                              13.93
                              13.9
                              14.1
                              14.36
                              14.4
6/30/05                       14.26

FUND SNAPSHOT
------------------------------------
Common Share Price            $14.26
------------------------------------
Common Share
Net Asset Value               $14.76
------------------------------------
Premium/(Discount) to NAV     -3.39%
------------------------------------
Market Yield                   5.01%
------------------------------------
Taxable-Equivalent Yield1      6.96%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $57,296
------------------------------------
Average Effective
Maturity on Securities (Years) 18.65
------------------------------------
Leverage-Adjusted Duration      7.62
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/21/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         16.62%        13.18%
------------------------------------
Since
Inception       3.60%         6.94%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         46.9%
------------------------------------
Water and Sewer                15.9%
------------------------------------
Healthcare                     10.8%
------------------------------------
Education and Civic
   Organizations                8.2%
------------------------------------
Transportation                  7.3%
------------------------------------
Other                          10.9%
------------------------------------

1 Taxable equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this fund to investments that generate qualified dividend income, the taxable equivalent yield is lower.

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM


THE BOARDS OF TRUSTEES AND SHAREHOLDERS
NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND
NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND
NUVEEN INSURED FLORIDA TAX-FREE ADVANTAGE MUNICIPAL FUND

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Florida Investment Quality Municipal Fund, Nuveen Florida Quality Income Municipal Fund, Nuveen Insured Florida Premium Income Municipal Fund, and Nuveen Insured Florida Tax-Free Advantage Municipal Fund as of June 30, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Florida Investment Quality Municipal Fund, Nuveen Florida Quality Income Municipal Fund, Nuveen Insured Florida Premium Income Municipal Fund, and Nuveen Insured Florida Tax-Free Advantage Municipal Fund at June 30, 2005 and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                            /s/Ernst & Young LLP

Chicago, Illinois
August 12, 2005

                        Nuveen Florida Investment Quality Municipal Fund (NQF)
                        Portfolio of
                               INVESTMENTS June 30, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.0% (1.3% OF TOTAL INVESTMENTS)

$       5,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $    5,137,750
                 Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 5.4% (3.6% OF TOTAL INVESTMENTS)

        1,295   Broward County Educational Facilities Authority, Florida,             4/14 at 100.00         AAA          1,448,457
                 Revenue Bonds, Nova Southeastern University, Series 2004A,
                 5.250%, 4/01/16 - AMBAC Insured

        2,000   Broward County Educational Facilities Authority, Florida,             4/14 at 100.00         BBB          2,125,440
                 Revenue Bonds, Nova Southeastern University, Series 2004B,
                 5.625%, 4/01/34

        3,000   Florida Board of Education, Lottery Revenue Bonds,                    1/13 at 101.00         AAA          3,314,670
                 Series 2002C, 5.000%, 1/01/15 - MBIA Insured

        1,000   Florida Board of Education, Lottery Revenue Bonds,                      No Opt. Call         AAA          1,112,600
                 Series 2005A, 5.250%, 7/01/11 - AMBAC Insured

                Miami-Dade County Educational Facilities Authority, Florida,
                Revenue Bonds, University of Miami, Series 2004A:
        2,290    5.000%, 4/01/19 - AMBAC Insured                                      4/14 at 100.00         AAA          2,488,406
        3,305    5.000%, 4/01/22 - AMBAC Insured                                      4/14 at 100.00         AAA          3,553,172


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 19.8% (13.3% OF TOTAL INVESTMENTS)

        4,600   Highlands County Health Facilities Authority, Florida, Hospital      11/11 at 101.00           A          5,049,558
                 Revenue Bonds, Adventist Health System/Sunbelt Obligated
                 Group, Series 2001A, 6.000%, 11/15/31

                Hillsborough County Industrial Development Authority, Florida,
                Hospital Revenue Bonds, Tampa General Hospital, Series 2003B:
        1,000    5.250%, 10/01/28                                                    10/13 at 100.00        Baa1          1,051,510
        2,330    5.250%, 10/01/34                                                    10/13 at 100.00        Baa1          2,439,860

        2,345   Leesburg, Florida, Hospital Revenue Bonds, Leesburg Regional          7/12 at 100.00           A          2,464,923
                 Medical Center Project, Series 2002, 5.375%, 7/01/22

        3,000   Miami-Dade County Health Facility Authority, Florida, Hospital        8/11 at 101.00         AAA          3,190,830
                 Revenue Refunding Bonds, Miami Children's Hospital,
                 Series 2001A, 5.125%, 8/15/26 - AMBAC Insured

        6,000   North Broward Hospital District, Florida, Revenue and
                Improvement Bonds, Series 2001, 6.000%, 1/15/31                       1/11 at 101.00          A-          6,485,400

        6,000   Orange County Health Facilities Authority, Florida, Hospital         11/10 at 101.00           A          6,649,260
                 Revenue Bonds, Adventist Health System/Sunbelt Obligated
                 Group, Series 2000, 6.500%, 11/15/30

        3,695   Orange County Health Facilities Authority, Florida, Hospital         12/12 at 100.00           A          4,013,805
                 Revenue Bonds, Orlando Regional Healthcare System,
                 Series 2002, 5.750%, 12/01/27

                Palm Beach County Health Facilities Authority, Florida, Hospital
                Revenue Refunding Bonds, BRCH Corporation Obligated Group,
                Series 2001:
        3,410    5.500%, 12/01/21                                                    12/11 at 101.00           A          3,648,393
        2,340    5.625%, 12/01/31                                                    12/11 at 101.00           A          2,494,089

        7,500   Pinellas County Health Facilities Authority, Florida, Revenue         5/13 at 100.00          A1          8,020,500
                 Bonds, Baycare Health System, Series 2003,
                 5.500%, 11/15/33

        5,375   South Broward Hospital District, Florida, Hospital Revenue            5/12 at 101.00         AA-          5,847,785
                 Bonds, Series 2002, 5.625%, 5/01/32


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 1.5% (1.1% OF TOTAL INVESTMENTS)

        1,090   Broward County Housing Finance Authority, Florida, Multifamily        5/10 at 101.00         AAA          1,140,227
                 Housing Revenue Bonds, Emerald Palms Apartments,
                 Series 2001A, 5.600%, 7/01/21 (Alternative Minimum Tax)

          135   Florida Housing Finance Agency, General Mortgage Revenue             12/05 at 100.00          AA            136,650
                 Refunding Bonds, Series 1992A, 6.400%, 6/01/24

        2,500   Florida Housing Finance Agency, Housing Revenue Bonds,                9/06 at 102.00         AAA          2,587,375
                 Mariner Club Apartments, Series 1996K-1, 6.375%, 9/01/36
                 (Alternative Minimum Tax) - AMBAC Insured


                                       16

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 3.0% (2.0% OF TOTAL INVESTMENTS)

$       4,445   Florida Housing Finance Agency, Homeowner Mortgage                    1/06 at 102.00          AA     $    4,564,437
                 Revenue Bonds, New Money and Refunding Issue,
                 Series 1995-2, 6.200%, 7/01/27 (Alternative Minimum Tax)

          870   Florida Housing Finance Agency, Homeowner Mortgage                    1/07 at 102.00          AA            882,885
                 Revenue Bonds, New Money and Refunding Issue,
                 Series 1996-2, 6.350%, 7/01/28 (Alternative Minimum Tax)

        1,665   Florida Housing Finance Agency, Homeowner Mortgage                    7/07 at 102.00         AAA          1,732,882
                 Revenue Bonds, Series 1997-2, 5.900%, 7/01/29
                 (Alternative Minimum Tax) - MBIA Insured

          305   Manatee County Housing Finance Authority, Florida, Single            11/05 at 102.00         Aaa            312,424
                 Family Mortgage Revenue Bonds, Series 1994-3,
                 7.600%, 11/01/26 (Alternative Minimum Tax)

          290   Manatee County Housing Finance Authority, Florida, Single             5/06 at 105.00         Aaa            298,903
                 Family Mortgage Revenue Bonds, Series 1996-1,
                 7.450%, 5/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                 LONG-TERM CARE - 1.8% (1.2% OF TOTAL INVESTMENTS)

        1,750   Palm Beach County Health Facilities Authority, Florida,              11/06 at 102.00        BBB+          1,809,150
                 Retirement Community Revenue Bonds, Adult Communities
                 Total Services Inc. Obligated Group, Series 1996,
                 5.625%, 11/15/20

                St. John's County Industrial Development Authority, Florida,
                First Mortgage Revenue Bonds, Presbyterian Retirement
                Communities, Series 2004A:
        1,125    5.850%, 8/01/24                                                      8/14 at 101.00         N/R          1,244,081
        1,565    5.625%, 8/01/34                                                      8/14 at 101.00         N/R          1,693,753


------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS - 2.4% (1.6% OF TOTAL INVESTMENTS)

        5,400   Hillsborough County Industrial Development Authority, Florida,        4/10 at 101.00         N/R          6,095,574
                 Exempt Facilities Remarketed Revenue Bonds, National
                 Gypsum Company, Apollo Beach Project, Series 2000B,
                 7.125%, 4/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 11.8% (7.9% OF TOTAL INVESTMENTS)

        1,920   Florida Department of Transportation, Full Faith and Credit           7/14 at 101.00         AAA          2,154,413
                 Right-of-Way Acquisition and Bridge Construction Bonds,
                 Series 2004A, 5.250%, 7/01/19

        9,230   Florida State Board of Education, Full Faith and Credit,              6/11 at 101.00         AAA          9,807,613
                 Public Education Capital Outlay Bonds, Series 2001C,
                 5.125%, 6/01/31 - FGIC Insured

        1,500   Florida State Board of Education, Full Faith and Credit               6/12 at 101.00         AAA          1,629,015
                 Public Education Capital Outlay Bonds, Series 2002F,
                 5.000%, 6/01/22 - MBIA Insured

        2,080   Florida State Board of Education, Full Faith and Credit               6/13 at 100.00         AAA          2,252,078
                 Public Education Capital Outlay Bonds, Series 2003J,
                 5.000%, 6/01/21 - AMBAC Insured

        8,000   Florida State Board of Education, Full Faith and Credit,              6/12 at 100.00         AAA          8,906,720
                 Public Education Capital Outlay Refunding Bonds,
                 Series 2002D, 5.375%, 6/01/16

                Reedy Creek Improvement District, Orange and Osceola
                Counties, Florida, General Obligation Bonds, Series 2004A:
        3,510    5.000%, 6/01/19 - MBIA Insured                                       4/14 at 100.00         AAA          3,819,582
        1,750    5.000%, 6/01/20 - MBIA Insured                                       4/14 at 100.00         AAA          1,897,560


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 38.2% (25.6% OF TOTAL INVESTMENTS)

                Miami-Dade County, Florida, Beacon Tradeport Community
                Development District, Special Assessment Bonds, Commercial
                Project, Series 2002A:
        2,330    5.250%, 5/01/16 - RAAI Insured                                       5/12 at 102.00          AA          2,542,519
        1,700    5.625%, 5/01/32 - RAAI Insured                                       5/12 at 102.00          AA          1,865,699

        5,625   Broward County School Board, Florida, Certificates of                 7/14 at 100.00         AAA          6,266,925
                 Participation, Series 2004C, 5.250%, 7/01/18 - FSA Insured

        1,665   Collier County, Florida, Capital Improvement Revenue Bonds,          10/14 at 100.00         AAA          1,795,952
                 Series 2005, 5.000%, 10/01/23 - MBIA Insured

        1,000   Escambia County, Florida, Sales Tax Revenue Refunding Bonds,         10/12 at 101.00         AAA          1,090,040
                 Series 2002, 5.000%, 10/01/21 - AMBAC Insured

        1,280   Florida Intergovernmental Finance Commission, Capital                 8/11 at 100.00         Aaa          1,363,238
                 Revenue Bonds, Daytona Beach Community Redevelopment
                 Agency, Series 2001C-1, 5.000%, 2/01/20 - AMBAC Insured

        5,000   Florida Ports Financing Commission, Revenue Bonds, State              6/07 at 101.00         AAA          5,214,000
                 Transportation Trust Fund, Series 1996, 5.375%, 6/01/27
                 (Alternative Minimum Tax) - MBIA Insured


                                       17


                        Nuveen Florida Investment Quality Municipal Fund (NQF) (continued)
                             Portfolio of INVESTMENTS June 30, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,685   Florida Municipal Loan Council, Revenue Bonds, Series 2003A,          5/13 at 100.00         AAA     $    1,829,640
                 5.000%, 5/01/22 - MBIA Insured

        5,000   Hernando County, Florida, Revenue Bonds, Criminal Justice               No Opt. Call         AAA          6,764,250
                 Complex Financing Program, Series 1986, 7.650%, 7/01/16 -
                 FGIC Insured

        1,575   Hillsborough County, Florida, Community Investment Tax               11/13 at 101.00         AAA          1,697,252
                 Revenue Bonds, Series 2004, 5.000%, 5/01/24 -
                 AMBAC Insured

        2,190   Hillsborough County, Florida, Revenue Refunding Bonds,               10/15 at 100.00         AAA          2,367,784
                 Tampa Bay Arena, Series 2005, 5.000%, 10/01/25 -
                 FGIC Insured

        2,000   Jacksonville, Florida, Guaranteed Entitlement Revenue                10/12 at 100.00         AAA          2,149,460
                 Refunding and Improvement Bonds, Series 2002,
                 5.000%, 10/01/22 - FGIC Insured

        5,015   Jacksonville, Florida, Better Jacksonville Sales Tax Revenue         10/13 at 100.00         AAA          5,574,473
                 Bonds, Series 2003, 5.250%, 10/01/21 - MBIA Insured

        2,195   Manatee County, Florida, Revenue Bonds, Series 2004,                 10/14 at 100.00         AAA          2,374,705
                 5.000%, 10/01/22 - FGIC Insured

                Orlando Community Redevelopment Agency, Florida, Tax Increment
                Revenue Bonds, Republic Drive-Universal Boulevard - I-4
                Interchange Project, Series 2002:
        1,375    5.125%, 4/01/19 - AMBAC Insured                                      4/12 at 100.00         AAA          1,505,240
        1,495    5.125%, 4/01/20 - AMBAC Insured                                      4/12 at 100.00         AAA          1,615,617
        1,225    5.125%, 4/01/21 - AMBAC Insured                                      4/12 at 100.00         AAA          1,323,833

          575   Osceola County Industrial Development Authority, Florida,             8/11 at 101.00         AAA            607,430
                 Industrial Development Revenue Bonds, P.M. Wells Charter
                 School Project, Series 2001A, 5.000%, 8/01/23 -
                 MBIA Insured

                Osceola County, Florida, Transportation Revenue Bonds,
                Osceola Parkway, Series 2004:
        3,460    5.000%, 4/01/18 - MBIA Insured                                       4/14 at 100.00         Aaa          3,789,427
        3,660    5.000%, 4/01/21 - MBIA Insured                                       4/14 at 100.00         Aaa          3,960,120
        4,000    5.000%, 4/01/23 - MBIA Insured                                       4/14 at 100.00         Aaa          4,300,360

        4,490   Palm Beach County, Florida, Public Improvement Revenue                6/15 at 100.00         AAA          4,833,575
                 Bonds, Biomedical Research Park Project, Series 2005,
                 5.000%, 6/01/25 - AMBAC Insured

        4,000   Palm Beach County School Board, Florida, Certificates                 8/12 at 100.00         AAA          4,220,560
                 of Participation, Series 2002D, 5.000%, 8/01/28 - FSA Insured

        2,560   Palm Beach County School Board, Florida, Certificates                 8/14 at 100.00         AAA          2,748,288
                 of Participation, Series 2004A, 5.000%, 8/01/23 - FGIC Insured

                Pasco County School Board, Florida, Certificates of Participation,
                Series 2004A:
        1,000    5.000%, 8/01/19 - AMBAC Insured                                        No Opt. Call         AAA          1,084,640
        2,335    5.000%, 8/01/21 - AMBAC Insured                                      8/14 at 100.00         AAA          2,514,118

        2,500   Polk County School District, Florida, Sales Tax Revenue Bonds,       10/14 at 100.00         AAA          2,804,250
                 Series 2004, 5.250%, 10/01/18 - FSA Insured

        2,750   St. John's County, Florida, Transportation Improvement Revenue       10/13 at 100.00         AAA          2,977,480
                 Bonds, Series 2003, 5.000%, 10/01/23 - AMBAC Insured

        1,000   Sarasota County School Board, Florida, Certificates of                  No Opt. Call         Aaa          1,120,740
                 Participation, Series 2004, 5.000%, 7/01/15 - FGIC Insured

                Tampa Sports Authority, Hillsborough County, Florida, Sales
                Tax Payments Special Purpose Bonds, Stadium Project,
                Series 1995:
        1,250    5.750%, 10/01/20 - MBIA Insured                                        No Opt. Call         AAA          1,514,700
        2,585    5.750%, 10/01/25 - MBIA Insured                                        No Opt. Call         AAA          3,177,973

        2,075   Volusia County, Florida, Gas Tax Revenue Bonds, Series 2004,         10/14 at 100.00         AAA          2,253,263
                 5.000%, 10/01/21 - FSA Insured

        8,605   Volusia County School Board, Florida, Sales Tax Revenue Bonds,       10/12 at 100.00         AAA          9,633,039
                 Series 2002, 5.375%, 10/01/15 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 23.0% (15.4% OF TOTAL INVESTMENTS)

       11,500   Broward County, Florida, Airport System Revenue Bonds,               10/11 at 101.00         AAA         12,199,545
                 Series 2001J-1, 5.250%, 10/01/26 (Alternative
                 Minimum Tax) - AMBAC Insured

        2,150   Broward County, Florida, Airport System Revenue Bonds,               10/14 at 100.00         AAA          2,301,898
                 Series 2004L, 5.000%, 10/01/23 - AMBAC Insured

        3,500   Dade County, Florida, Aviation Revenue Bonds, Series 1996A,          10/06 at 102.00         AAA          3,675,805
                 5.750%, 10/01/26 (Alternative Minimum Tax) - MBIA Insured


                                       18

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

$      12,000   Greater Orlando Aviation Authority, Florida, Airport Facilities      10/09 at 101.00         AAA     $   12,461,400
                 Revenue Bonds, Series 1999A, 5.125%, 10/01/28 (Alternative
                 Minimum Tax) - FGIC Insured

        4,000   Greater Orlando Aviation Authority, Florida, Airport Facilities      10/12 at 100.00         AAA          4,224,920
                 Revenue Bonds, Series 2002B, 5.125%, 10/01/21 (Alternative
                 Minimum Tax) - FSA Insured

        2,590   Hillsborough County Aviation Authority, Florida, Revenue             10/06 at 102.00         AAA          2,727,995
                 Bonds, Tampa International Airport, Series 1996A,
                 6.000%, 10/01/23 (Alternative Minimum Tax) - FGIC Insured

        2,090   Lee County, Florida, Transportation Facilities Revenue Bonds,        10/14 at 100.00         AAA          2,286,565
                 Series 2004B, 5.000%, 10/01/19 - AMBAC Insured

        1,750   Miami-Dade County Industrial Development Authority,                  10/09 at 101.00         AAA          1,931,650
                 Florida, Industrial Development Revenue Bonds, Airis
                 Miami II LLC - Miami International Airport, Series 1999,
                 6.000%, 10/15/25 (Alternative Minimum Tax) -
                 AMBAC Insured

        5,390   Miami-Dade County, Florida, Aviation Revenue Bonds,                  10/12 at 100.00         AAA          6,037,770
                 Miami International Airport, Series 2002,
                 5.750%, 10/01/18 (Alternative Minimum Tax) -
                 FGIC Insured

                Miami-Dade County Expressway Authority, Florida,
                Toll System Revenue Bonds, Series 2004B:
        4,135    5.000%, 7/01/19 - FGIC Insured                                       7/14 at 100.00         AAA          4,508,680
        6,690    5.000%, 7/01/20 - FGIC Insured                                       7/14 at 100.00         AAA          7,268,016


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 13.0% (8.7% OF TOTAL INVESTMENTS)

        7,225   Dade County, Florida, Special Obligation and Refunding                10/08 at 48.83         AAA          3,198,435
                 Bonds, Series 1996B, 0.000%, 10/01/20 (Pre-refunded
                 to 10/01/08) - AMBAC Insured

       20,000   Escambia County Health Facilities Authority, Florida, Revenue        11/09 at 101.00         AAA         22,591,200
                 Bonds, Ascension Health Credit Group, Series 1999A-2,
                 6.000%, 11/15/31 (Pre-refunded to 11/15/09)

        3,500   Hillsborough County Aviation Authority, Florida, Revenue             10/06 at 102.00         AAA          3,707,760
                 Bonds, Tampa International Airport, Series 1996B,
                 5.875%, 10/01/23 (Pre-refunded to 10/01/06) - FGIC Insured

        3,570   Seminole County, Florida, Water and Sewer Revenue Refunding             No Opt. Call         AAA          4,298,994
                 and Improvement Bonds, Series 1992, 6.000%, 10/01/19 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 13.9% (9.3% OF TOTAL INVESTMENTS)

        4,330   Hillsborough County Industrial Development Authority, Florida,       10/12 at 100.00        Baa2          4,594,563
                 Pollution Control Revenue Bonds, Tampa Electric Company
                 Project, Series 2002, 5.100%, 10/01/13

        1,050   Jacksonville Beach, Florida, Utility Revenue Refunding Bonds,        10/10 at 100.00         Aaa          1,136,709
                 Series 2002, 5.000%, 4/01/17 -  AMBAC Insured

        4,250   Lakeland, Florida, Energy System Revenue Refunding Bonds,               No Opt. Call         AAA          4,922,095
                 Series 1999C, 6.050%, 10/01/11 - FGIC Insured

        7,345   Orlando Utilities Commission, Florida, Water and Electric            10/11 at 101.00         Aa1          8,142,667
                 Revenue Refunding Bonds, Series 2001, 5.250%, 10/01/18

        5,000   Orlando Utilities Commission, Florida, Water and Electric            10/12 at 100.00         Aa1          5,544,100
                 Revenue Refunding Bonds, Series 2002C, 5.250%, 10/01/18

        5,000   Orlando Utilities Commission, Florida, Water and Electric               No Opt. Call         Aa1          5,695,000
                 Revenue Refunding Bonds, Series 1992, 6.000%, 10/01/10

        5,550   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/12 at 101.00         AAA          6,000,882
                 Series 2002II, 5.125%, 7/01/26 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 13.4% (9.0% OF TOTAL INVESTMENTS)

        3,310   Cocoa, Florida, Water and Sewerage System Revenue                       No Opt. Call         AAA          3,931,453
                 Refunding Bonds, Series 2003, 5.500%, 10/01/23 -
                 AMBAC Insured

                Hollywood, Florida, Water and Sewer Revenue Refunding
                and Improvement Bonds, Series 2003:
        2,000    5.000%, 10/01/19 - FSA Insured                                      10/13 at 100.00         Aaa          2,180,380
        3,390    5.000%, 10/01/21 - FSA Insured                                      10/13 at 100.00         Aaa          3,695,744

        1,000   Jacksonville, Florida, Water and Sewer Revenue Bonds,                 8/05 at 102.00         AAA          1,022,710
                 United Water Florida Project, Series 1995,
                 6.350%, 8/01/25 (Alternative Minimum Tax) -
                 AMBAC Insured

        1,525   Lee County, Florida, Water and Sewer Revenue Refunding               10/13 at 100.00         Aaa          1,662,540
                 Bonds, Series 2003A, 5.000%, 10/01/20 - MBIA Insured


                                       19


                        Nuveen Florida Investment Quality Municipal Fund (NQF) (continued)
                             Portfolio of INVESTMENTS June 30, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       8,300   Miami-Dade County, Florida, Water and Sewer System                   10/09 at 101.00         AAA     $    8,656,485
                 Revenue Bonds, Series 1999A, 5.000%, 10/01/29 -
                 FGIC Insured

        1,175   Naples, Florida, Water and Sewer Revenue Bonds,                       9/12 at 100.00         Aa2          1,296,977
                 Series 2002, 5.000%, 9/01/14

        2,060   Polk County, Florida, Utility System Revenue Bonds,                  10/13 at 100.00         Aaa          2,286,724
                 Series 2003, 5.250%, 10/01/22 - FGIC Insured

        2,780   Riviera Beach, Palm Beach County, Florida, Water and                 10/14 at 100.00         Aaa          2,994,171
                 Sewerage Revenue Bonds, Series 2004, 5.000%, 10/01/24 -
                 FGIC Insured

        2,275   Sarasota County, Florida, Utility System Revenue Bonds,              10/15 at 100.00         AAA          2,459,684
                 Series 2005A, 5.000%, 10/01/27 - FGIC Insured

        1,680   Seminole County, Florida, Water and Sewer Revenue                       No Opt. Call         AAA          2,047,550
                 Refunding and Improvement Bonds, Series 1992,
                 6.000%, 10/01/19 - MBIA Insured

                Winter Springs, Florida, Water and Sewer Revenue Refunding
                Bonds, Series 2001:
          700    5.250%, 4/01/16 - MBIA Insured                                       4/11 at 101.00         AAA            772,261
        1,585    5.000%, 4/01/20 - MBIA Insured                                       4/11 at 101.00         AAA          1,696,061
------------------------------------------------------------------------------------------------------------------------------------
$     358,210   Total Long-Term Investments (cost $357,541,268) - 149.2%                                                386,541,709
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                      4,529,128
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.0)%                                                       (132,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  259,070,837
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                        Nuveen Florida Quality Income Municipal Fund (NUF)
                        Portfolio of
                                INVESTMENTS June 30, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 10.3% (6.9% OF TOTAL INVESTMENTS)

                Broward County Educational Facilities Authority, Florida,
                Revenue Bonds, Nova Southeastern University, Series 2004B:
$       1,000    5.500%, 4/01/24                                                      4/14 at 100.00         BBB     $    1,060,470
          500    5.625%, 4/01/34                                                      4/14 at 100.00         BBB            531,360

        2,345   FSU Financial Assistance Inc., Florida, General Revenue Bonds,       10/14 at 100.00         AAA          2,592,538
                 Educational and Athletic Facilities Improvements, Series 2004,
                 5.000%, 10/01/16 - AMBAC Insured

        4,965   Florida Board of Education, Lottery Revenue Bonds,                    7/11 at 101.00         AAA          5,324,466
                 Series 2001B,  5.000%, 7/01/20 - FGIC Insured

        2,685   Florida Board of Education, Lottery Revenue Bonds,                    1/13 at 101.00         AAA          2,966,630
                 Series 2002C,  5.000%, 1/01/15 - MBIA Insured

        1,000   Florida Board of Education, Lottery Revenue Bonds,                      No Opt. Call         AAA          1,112,600
                 Series 2005A,  5.250%, 7/01/11 - AMBAC Insured

        2,580   Florida State Education System, Housing Facility Revenue                No Opt. Call         AAA          2,886,169
                 Bonds, Florida International University, Series 2004A,
                 5.000%, 7/01/14 - MBIA Insured

        3,905   Miami-Dade County Educational Facilities Authority, Florida,          4/14 at 100.00         AAA          4,228,256
                 Revenue Bonds, University of Miami, Series 2004A,
                 5.000%, 4/01/20 - AMBAC Insured

        2,275   University of Central Florida, Certificates of Participation,        10/14 at 100.00         AAA          2,490,511
                 Athletic Association, Series 2004A, 5.125%, 10/01/21 -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 24.1% (16.0% OF TOTAL INVESTMENTS)

        1,500   Citrus County Hospital Board, Florida, Revenue Refunding              8/13 at 100.00        Baa3          1,663,155
                 Bonds, Citrus Memorial Hospital, Series 2002,
                 6.375%, 8/15/32

        2,600   Highlands County Health Facilities Authority, Florida, Hospital      11/11 at 101.00           A          2,854,098
                 Revenue Bonds, Adventist Health System/Sunbelt Obligated
                 Group, Series 2001A, 6.000%, 11/15/31

                Hillsborough County Industrial Development Authority, Florida,
                Hospital Revenue Bonds, Tampa General Hospital, Series 2003B:
          500    5.250%, 10/01/28                                                    10/13 at 100.00        Baa1            525,755
        1,590    5.250%, 10/01/34                                                    10/13 at 100.00        Baa1          1,664,969

        8,500   Jacksonville Economic Development Commission, Florida,               11/11 at 101.00          AA          9,155,945
                 Healthcare Facilities Revenue Bonds, Mayo Clinic,
                 Series 2001A, 5.500%, 11/15/36

        3,430   Leesburg, Florida, Hospital Revenue Refunding Bonds,                    No Opt. Call          A-          3,633,399
                 Leesburg Regional Medical Center Project, Series 2003,
                 5.000%, 7/01/12

        9,000   North Broward Hospital District, Florida, Revenue and                 1/11 at 101.00          A-          9,728,100
                 Improvement Bonds, Series 2001, 6.000%, 1/15/31

        6,000   Orange County Health Facilities Authority, Florida, Hospital         12/12 at 100.00           A          6,486,060
                 Revenue Bonds, Orlando Regional Healthcare System,
                 Series 2002, 5.750%, 12/01/32

        5,000   Orange County Health Facilities Authority, Florida, Hospital         11/12 at 101.00           A          5,401,600
                 Revenue Bonds, Adventist Health System/Sunbelt
                 Obligated Group, Series 2002, 5.250%, 11/15/18

        7,500   Pinellas County Health Facilities Authority, Florida, Revenue         5/13 at 100.00          A1          8,020,500
                 Bonds, Baycare Health System, Series 2003, 5.500%, 11/15/33

        4,625   South Broward Hospital District, Florida, Hospital Revenue            5/12 at 101.00         AA-          5,031,815
                 Bonds, Series 2002,  5.625%, 5/01/32

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 9.1% (6.0% OF TOTAL INVESTMENTS)

                Broward County Housing Finance Authority, Florida, GNMA
                Collateralized Multifamily Housing Revenue Refunding Bonds,
                Tamarac Pointe Apartments, Series 1996:
        1,500    6.250%, 7/01/26                                                      7/06 at 102.00         AAA          1,553,400
        1,000    6.300%, 1/01/32                                                      7/06 at 102.00         AAA          1,033,760

          120   Florida Housing Finance Agency, General Mortgage Revenue             12/05 at 100.00          AA            121,466
                 Refunding Bonds, Series 1992A, 6.400%, 6/01/24

        1,000   Florida Housing Finance Agency, Housing Revenue Bonds,               10/05 at 102.00         AAA          1,023,000
                 Holly Cove Apartments, Series 1995F, 6.150%, 10/01/25
                 (Alternative Minimum Tax) - AMBAC Insured


                                       21


                        Nuveen Florida Quality Income Municipal Fund (NUF) (continued)
                             Portfolio of INVESTMENTS June 30, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$       3,170   Florida Housing Finance Corporation, Housing Revenue                 12/08 at 102.00          A+     $    3,215,109
                 Refunding Bonds, Hunters Ridge at Deerwood Apartments,
                 Series 1998-0, 5.300%, 12/01/28

        5,790   Florida Housing Finance Corporation, FNMA Revenue Bonds,             10/10 at 102.00         Aaa          6,178,046
                 Villa de Mallorca Apartments, Series 2000H-1,
                 6.000%, 7/01/33 (Alternative Minimum Tax)

        3,630   Miami-Dade County Housing Finance Authority, Florida,                 1/11 at 102.00         AAA          3,870,959
                 Multifamily Housing Revenue Bonds, Sunset Bay
                 Apartments, Series 2000-5A,  5.950%, 7/01/30
                 (Alternative Minimum Tax) - FSA Insured

        3,240   Pinellas County Housing Finance Authority, Florida, Multifamily       1/08 at 100.00         AAA          3,370,086
                 Housing Revenue Bonds, Emerald Bay Apartments,
                 Series 1998A,  5.000%, 4/01/28 (Alternative Minimum Tax)
                 (Mandatory put 4/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.2% (1.5% OF TOTAL INVESTMENTS)

          995   Broward County Housing Finance Authority, Florida, Single              4/09 at 25.51         Aaa            195,368
                 Family Mortgage Revenue Refunding Bonds, Series 2000B,
                 0.000%, 4/01/29 (Alternative Minimum Tax)

        1,030   Broward County Housing Finance Authority, Florida, Single              4/10 at 25.36         Aaa            201,035
                 Family Mortgage Revenue Bonds, Series 2001C,
                 0.000%, 4/01/33 (Alternative Minimum Tax)

        2,275   Florida Housing Finance Agency, Homeowner Mortgage                    1/06 at 102.00          AA          2,336,129
                 Revenue Bonds, New Money and Refunding Issue,
                 Series 1995-2, 6.200%, 7/01/27 (Alternative Minimum Tax)

          365   Florida Housing Finance Agency, GNMA Collateralized Home                No Opt. Call         AAA            378,571
                 Ownership Revenue Refunding Bonds, Series 1987G-1,
                 8.595%, 11/01/17

          230   Lee County Housing Finance Authority, Florida, Single Family          3/07 at 105.00         Aaa            235,814
                 Mortgage Revenue Bonds, Multi-County Program,
                 Series 1997A, Subseries 1, 7.200%, 3/01/27 (Alternative
                 Minimum Tax) (Pre-refunded to 3/01/07)

           75   Miami-Dade County Housing Authority, Florida, Home Owner              4/08 at 101.50         Aaa             78,045
                 Mortgage Revenue Bonds, Series 1999A-1,
                 5.550%, 10/01/19 (Alternative Minimum Tax)

        1,140   Orange County Housing Finance Authority, Florida, Single              4/06 at 102.00         AAA          1,173,949
                 Family Mortgage Revenue Bonds, Series 1996A,
                 6.300%, 4/01/28 (Alternative Minimum Tax)

          310   Orange County Housing Finance Authority, Florida, Single              9/07 at 102.00         AAA            311,051
                 Family Mortgage Revenue Bonds, Series 1997B,
                 5.100%, 9/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 5.5% (3.7% OF TOTAL INVESTMENTS)

        7,285   Atlantic Beach, Florida, Health Care Facilities Revenue              10/09 at 101.00           A          7,722,683
                 Refunding Bonds, Fleet Landing Project, Series 1999,
                 5.750%, 10/01/18 - ACA Insured

        1,750   Palm Beach County Health Facilities Authority, Florida,              11/06 at 102.00        BBB+          1,809,150
                 Retirement Community Revenue Bonds, Adult Communities
                 Total Services Inc. Obligated Group, Series 1996,
                 5.625%, 11/15/20

                St. John's County Industrial Development Authority, Florida,
                First Mortgage Revenue Bonds, Presbyterian Retirement
                Communities, Series 2004A:
        1,125    5.850%, 8/01/24                                                      8/14 at 101.00         N/R          1,244,081
        1,570    5.625%, 8/01/34                                                      8/14 at 101.00         N/R          1,699,164


------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS - 2.3% (1.5% OF TOTAL INVESTMENTS)

        4,600   Hillsborough County Industrial Development Authority,                 4/10 at 101.00         N/R          5,192,526
                 Florida, Exempt Facilities Remarketed Revenue Bonds,
                 National Gypsum Company, Apollo Beach Project,
                 Series 2000B, 7.125%, 4/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 9.3% (6.2% OF TOTAL INVESTMENTS)

       15,925   Florida State Board of Education, Full Faith and Credit               6/12 at 101.00         AAA         17,308,883
                 Public Education Capital Outlay Bonds, Series 2002B,
                 5.000%, 6/01/20 - MBIA Insured

        3,240   Reedy Creek Improvement District, Orange and Osceola                  4/14 at 100.00         AAA          3,488,249
                 Counties, Florida, General Obligation Bonds, Series 2004A,
                 5.000%, 6/01/22 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 42.0% (28.0% OF TOTAL INVESTMENTS)

        1,000   Alachua County School Board, Florida, Certificates of                 7/11 at 101.00         Aaa          1,068,570
                 Participation, Series 2001, 5.000%, 7/01/21 - AMBAC Insured

        1,055   Bay County School Board, Florida, Certificates of Participation,      7/14 at 100.00         Aaa          1,130,390
                 Series 2004, 5.000%, 7/01/24 - AMBAC Insured


                                       22

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                Miami-Dade County, Florida, Beacon Tradeport Community
                Development District, Special Assessment Bonds, Commercial
                Project, Series 2002A:
$       1,975    5.500%, 5/01/22 - RAAI Insured                                       5/12 at 102.00          AA     $    2,153,343
          850    5.625%, 5/01/32 - RAAI Insured                                       5/12 at 102.00          AA            932,850

        3,870   Broward County School Board, Florida, Certificates of                 7/14 at 100.00         AAA          4,289,779
                 Participation, Series 2004C, 5.250%, 7/01/20 - FSA Insured

        1,500   Collier County, Florida, Capital Improvement Revenue Bonds,          10/14 at 100.00         AAA          1,617,975
                 Series 2005, 5.000%, 10/01/23 - MBIA Insured

        1,290   Escambia County, Florida, Tourist Development Revenue                10/12 at 100.00         AAA          1,409,906
                 Refunding Bonds, Series 2002, 5.000%, 10/01/18 -
                 MBIA Insured

        8,425   Florida Department of Environmental Protection, Florida               7/13 at 101.00         AAA          9,188,474
                 Forever Revenue Bonds, Series 2003C,
                 5.000%, 7/01/19 - AMBAC Insured

                Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
        1,040    0.000%, 11/01/25 - MBIA Insured                                        No Opt. Call         AAA            423,249
        1,590    0.000%, 11/01/26 - MBIA Insured                                        No Opt. Call         AAA            615,235

        3,145   Jacksonville, Florida, Excise Taxes Revenue Refunding Bonds,         10/13 at 100.00         AAA          3,457,078
                 Series 2003C, 5.250%, 10/01/18 (Alternative Minimum
                 Tax) - MBIA Insured

        2,230   Jacksonville, Florida, Guaranteed Entitlement Revenue                10/12 at 100.00         AAA          2,396,648
                 Refunding and Improvement Bonds, Series 2002,
                 5.000%, 10/01/21 - FGIC Insured

        1,000   Jacksonville, Florida, Local Government Sales Tax Revenue               No Opt. Call         AAA          1,159,860
                 Refunding Bonds, Series 2001, 5.500%, 10/01/14 -
                 FGIC Insured

        1,430   Jacksonville, Florida, Better Jacksonville Sales Tax Revenue         10/11 at 100.00         AAA          1,532,846
                 Bonds, Series 2001, 5.000%, 10/01/23 - AMBAC Insured

        2,750   Jacksonville, Florida, Local Government Sales Tax Revenue            10/12 at 100.00         AAA          3,071,063
                 Refunding and Improvement Bonds, Series 2002,
                 5.375%, 10/01/17 - FGIC Insured

        2,090   Jacksonville, Florida, Better Jacksonville Sales Tax Revenue         10/13 at 100.00         AAA          2,272,603
                 Bonds, Series 2003, 5.000%, 10/01/22 - MBIA Insured

                Lake County School Board, Florida, Certificates of
                Participation, Series 2004A:
        1,190    5.000%, 7/01/20 - AMBAC Insured                                      7/14 at 100.00         AAA          1,287,175
        1,340    5.000%, 7/01/22 - AMBAC Insured                                      7/14 at 100.00         AAA          1,438,892
        1,470    5.000%, 7/01/24 - AMBAC Insured                                      7/14 at 100.00         AAA          1,571,621

        2,220   Lee County, Florida, Local Option Gas Tax Revenue Bonds,             10/14 at 100.00         Aaa          2,416,115
                 Series 2004, 5.000%, 10/01/19 - FGIC Insured

                Manatee County School District, Florida, Sales Tax Revenue
                Bonds, Series 2003:
        4,660    5.000%, 10/01/14 - AMBAC Insured                                    10/13 at 100.00         AAA          5,162,301
        5,130    5.000%, 10/01/17 - AMBAC Insured                                    10/13 at 100.00         AAA          5,604,115

        2,475   Northern Palm Beach County Improvement District, Florida,             8/10 at 102.00          AA          2,786,009
                 Revenue Bonds, Water Control and Improvement
                 Development Unit 19, Series 2000, 6.100%, 8/01/21 -
                 RAAI Insured

        2,000   Opa-Locka, Florida, Capital Improvement Revenue Bonds,                7/05 at 101.00         AAA          2,025,560
                 Series 1994, 6.125%, 1/01/24 - FGIC Insured

                Orange County, Florida, Sales Tax Revenue Bonds,
                Series 2002A:
        3,265    5.125%, 1/01/20 - FGIC Insured                                       1/13 at 100.00         AAA          3,562,931
        3,400    5.125%, 1/01/23 - FGIC Insured                                       1/13 at 100.00         AAA          3,710,250

        2,440   Orange County School Board, Florida, Certificates of                  8/14 at 100.00         Aaa          2,627,172
                 Participation, Series 2004A, 5.000%, 8/01/22 -
                 AMBAC Insured

        1,000   Orlando Community Redevelopment Agency, Florida, Tax                  4/12 at 100.00         AAA          1,094,720
                 Increment Revenue Bonds, Republic Drive-Universal
                 Boulevard - I-4 Interchange Project, Series 2002,
                 5.125%, 4/01/19 - AMBAC Insured

        2,040   Palm Beach County School Board, Florida, Certificates of              8/12 at 100.00         AAA          2,226,150
                 Participation, Series 2002D, 5.250%, 8/01/21 - FSA Insured

                Palm Beach County School Board, Florida, Certificates of
                Participation, Series 2004A:
        1,000    5.000%, 8/01/20 - FGIC Insured                                       8/14 at 100.00         AAA          1,084,640
        1,500    5.000%, 8/01/22 - FGIC Insured                                       8/14 at 100.00         AAA          1,615,065

        1,000   Pasco County, Florida, Sales Tax Revenue Bonds, Series 2003,         12/13 at 100.00         Aaa          1,094,040
                 5.000%, 12/01/17 - AMBAC Insured


                                       23

                        Nuveen Florida Quality Income Municipal Fund (NUF) (continued)
                             Portfolio of INVESTMENTS June 30, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,355   Plantation, Florida, Non-Ad Valorem Revenue Refunding and             8/13 at 100.00         Aaa     $    2,564,595
                 Improvement Bonds, Series 2003, 5.000%, 8/15/19 -
                 FSA Insured

        1,350   Port St. Lucie, Florida, Sales Tax Revenue Bonds, Series 2003,        9/13 at 100.00         AAA          1,470,704
                 5.000%, 9/01/21 - MBIA Insured

        1,000   Volusia County, Florida, Tax Revenue Bonds, Tourist                  12/14 at 100.00         Aaa          1,078,220
                 Development, Series 2004, 5.000%, 12/01/24 - FSA Insured

       11,815   Volusia County School Board, Florida, Sales Tax Revenue              10/12 at 100.00         AAA         13,357,448
                 Bonds, Series 2002, 5.375%, 10/01/14 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 22.3% (14.9% OF TOTAL INVESTMENTS)

        2,225   Broward County, Florida, Airport System Revenue Bonds,               10/11 at 101.00         AAA          2,376,411
                 Series 2001J-1, 5.250%, 10/01/21 (Alternative Minimum
                 Tax) - AMBAC Insured

       12,000   Dade County, Florida, Aviation Revenue Bonds, Series 1996A,          10/06 at 102.00         AAA         12,602,760
                 5.750%, 10/01/26 (Alternative Minimum Tax) - MBIA Insured

        1,500   Dade County, Florida, Aviation Revenue Bonds, Series 1995B,          10/05 at 102.00         AAA          1,540,050
                 6.000%, 10/01/24 (Alternative Minimum Tax) - MBIA Insured

        3,500   Greater Orlando Aviation Authority, Florida, Airport Facilities      10/07 at 101.00         AAA          3,649,555
                 Revenue Bonds, Series 1997, 5.250%, 10/01/23 (Alternative
                 Minimum Tax) - FGIC Insured

        4,000   Greater Orlando Aviation Authority, Florida, Airport Facilities      10/12 at 100.00         AAA          4,224,920
                 Revenue Bonds, Series 2002B, 5.125%, 10/01/21
                 (Alternative Minimum Tax) - FSA Insured

        1,800   Jacksonville Port Authority, Florida, Port Facilities Revenue        11/06 at 102.00         AAA          1,889,658
                 Bonds, Series 1996, 5.625%, 11/01/18 (Alternative
                 Minimum Tax) - MBIA Insured

        1,000   Lee County, Florida, Transportation Facilities Revenue Bonds,           No Opt. Call         AAA          1,120,570
                 Series 2004B, 5.000%, 10/01/14 - AMBAC Insured

        7,500   Miami-Dade County, Florida, Aviation Revenue Bonds,                  10/08 at 101.00         AAA          7,714,575
                 Miami International Airport, Series 1998A,
                 5.000%, 10/01/24 (Alternative Minimum Tax) - FGIC Insured

        4,000   Miami-Dade County, Florida, Aviation Revenue Bonds,                  10/08 at 101.00         AAA          4,116,880
                 Miami International Airport, Series 1998C,
                 5.000%, 10/01/23 (Alternative Minimum Tax) - MBIA Insured

        2,000   Miami-Dade County Expressway Authority, Florida, Toll                 7/11 at 101.00         Aaa          2,144,800
                 System Revenue Refunding Bonds, Series 2001,
                 5.000%, 7/01/21 - FGIC Insured

                Miami-Dade County Expressway Authority, Florida, Toll
                System Revenue Bonds, Series 2004B:
        3,955    5.250%, 7/01/17 - FGIC Insured                                       7/14 at 100.00         AAA          4,435,256
        2,000    5.250%, 7/01/18 - FGIC Insured                                       7/14 at 100.00         AAA          2,234,720
        2,000    5.000%, 7/01/23 - FGIC Insured                                       7/14 at 100.00         AAA          2,150,740


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 0.8% (0.4% OF TOTAL INVESTMENTS)

        1,500   Bradford County Health Facility Authority, Florida, Revenue             No Opt. Call         AAA          1,755,960
                 Refunding Bonds, Santa Fe Healthcare Inc., Series 1993,
                 6.050%, 11/15/16


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 12.2% (8.1% OF TOTAL INVESTMENTS)

          750   Gainesville, Florida, Utilities System Revenue Bonds,                10/13 at 100.00          AA            834,803
                 Series 2003A, 5.250%, 10/01/21

        4,800   Hillsborough County Industrial Development Authority,                10/12 at 100.00        Baa2          5,093,280
                 Florida, Pollution Control Revenue Bonds, Tampa Electric
                 Company Project, Series 2002, 5.100%, 10/01/13

        9,440   JEA St. John's River Power Park System, Florida, Revenue             10/11 at 100.00         Aa2         10,279,971
                 Refunding Bonds, Issue 2, Series 2002-17, 5.000%, 10/01/15

        3,290   Orlando Utilities Commission, Florida, Water and Electric            10/11 at 101.00         Aa1          3,647,294
                 Revenue Refunding Bonds, Series 2001, 5.250%, 10/01/17

        3,170   Orlando Utilities Commission, Florida, Water and Electric            10/12 at 100.00         Aa1          3,514,959
                 Revenue Refunding Bonds, Series 2002C, 5.250%, 10/01/17

        3,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/12 at 101.00         AAA          3,243,720
                 Series 2002II, 5.125%, 7/01/26 - FSA Insured

          650   Reedy Creek Improvement District, Florida, Utility Revenue           10/15 at 100.00         AAA            702,767
                 Bonds, Series 2005-1, 5.000%, 10/01/25 - AMBAC Insured


                                       24

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 10.2% (6.8% OF TOTAL INVESTMENTS)

$       1,365   Florida Governmental Utility Authority, Utility System Revenue       10/13 at 100.00         AAA     $    1,488,109
                 Bonds, Lehigh Project, Series 2003, 5.000%, 10/01/20 -
                 AMBAC Insured

                Hollywood, Florida, Water and Sewer Revenue Refunding
                and Improvement Bonds, Series 2003:
        1,000    5.000%, 10/01/19 - FSA Insured                                      10/13 at 100.00         Aaa          1,090,190
        4,000    5.000%, 10/01/20 - FSA Insured                                      10/13 at 100.00         Aaa          4,360,760

        2,450   JEA, Florida, Water and Sewerage System Revenue Bonds,                4/07 at 100.00         AAA          2,542,880
                 Series 2002A, 5.375%, 10/01/30 - MBIA Insured

                JEA, Florida, Water and Sewerage System Revenue Bonds,
                Series 2004A:
        3,235    5.000%, 10/01/18 - FGIC Insured                                     10/13 at 100.00         AAA          3,529,159
        5,090    5.000%, 10/01/19 - FGIC Insured                                     10/13 at 100.00         AAA          5,549,067
        3,000    5.000%, 10/01/23 - FGIC Insured                                     10/13 at 100.00         AAA          3,248,160

        1,065   Lee County Industrial Development Authority, Florida,                11/12 at 100.00         AAA          1,136,607
                 Utilities Revenue Bonds, Bonita Springs Utilities Inc. Project,
                 Series 2002, 5.000%, 11/01/19 (Alternative Minimum Tax) -
                 MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
$     316,040   Total Long-Term Investments (cost $318,644,366) - 150.3%                                                337,815,093
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.7%                                                                      3,977,293
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.0)%                                                       (117,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  224,792,386
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                        Nuveen Insured Florida Premium Income Municipal Fund (NFL)
                        Portfolio of
                                INVESTMENTS June 30, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 2.5% (1.7% OF TOTAL INVESTMENTS)

$       5,325   Escambia County Housing Finance Authority, Florida,                   6/09 at 101.00         AAA     $    5,830,769
                 Dormitory Revenue Bonds, University of West Florida
                 Foundation Inc., Series 1999, 5.750%, 6/01/31 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 10.0% (6.8% OF TOTAL INVESTMENTS)

        2,000   Brevard County Health Facilities Authority, Florida, Hospital        10/06 at 101.00         AAA          2,085,640
                 Revenue Bonds, Holmes Regional Medical Center Project,
                 Series 1996, 5.625%, 10/01/14 - MBIA Insured

        2,500   Hillsborough County Industrial Development Authority,                   No Opt. Call         AAA          3,144,225
                 Florida, Industrial Development Revenue Bonds, University
                 Community Hospital, Series 1994, 6.500%, 8/15/19 -
                 MBIA Insured

        5,000   Lee County Hospital Board, Florida, Fixed-Rate Hospital               4/07 at 102.00         AAA          5,316,150
                 Revenue Bonds, Lee Memorial Health System, Series 1997A,
                 5.750%, 4/01/22 - MBIA Insured

        7,220   Miami-Dade County Health Facility Authority, Florida,                 8/11 at 101.00         AAA          7,679,264
                 Hospital Revenue Refunding Bonds, Miami Children's
                 Hospital, Series 2001A, 5.125%, 8/15/26 - AMBAC Insured

        5,000   North Broward Hospital District, Florida, Revenue Refunding           1/07 at 101.00         AAA          5,199,850
                 and Improvement Bonds, Series 1997, 5.375%, 1/15/24 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 14.6% (10.0% OF TOTAL INVESTMENTS)

          975   Broward County Housing Finance Authority, Florida, GNMA               6/07 at 102.00         AAA          1,014,244
                 Collateralized Multifamily Housing Revenue Refunding Bonds,
                 Pompano Oaks Apartments, Series 1997, 6.000%, 12/01/27
                 (Alternative Minimum Tax)

                Collier County Housing Finance Authority, Florida, Multifamily
                Housing Revenue Refunding Bonds, Saxon Manor Isles Project,
                Series 1998A, Subseries 1:
        1,040    5.350%, 9/01/18 (Alternative Minimum Tax) - FSA Insured              3/08 at 101.00         AAA          1,071,689
        1,400    5.400%, 9/01/23 (Alternative Minimum Tax) - FSA Insured              3/08 at 101.00         AAA          1,441,090

                Collier County Housing Finance Authority, Florida, Multifamily
                Housing Revenue Bonds, Saxon Manor Isles Project,
                Series 1998B:
        1,260    5.350%, 9/01/18 (Alternative Minimum Tax) - FSA Insured              3/08 at 101.00         AAA          1,298,392
        1,000    5.400%, 9/01/23 (Alternative Minimum Tax) - FSA Insured              3/08 at 101.00         AAA          1,029,350

                Dade County Housing Finance Authority, Florida, Multifamily
                Mortgage Revenue Bonds, Siesta Pointe Apartments Project, Series
                1997A:
        1,230    5.650%, 9/01/17 (Alternative Minimum Tax) - FSA Insured              9/07 at 101.00         AAA          1,269,569
        1,890    5.750%, 9/01/29 (Alternative Minimum Tax) - FSA Insured              9/07 at 101.00         AAA          1,947,626

        1,400   Florida Housing Finance Agency, Housing Revenue Bonds,                4/07 at 102.00         AAA          1,458,772
                 Riverfront Apartments, Series 1997A, 6.250%, 4/01/37
                 (Alternative Minimum Tax) - AMBAC Insured

        1,590   Florida Housing Finance Agency, Housing Revenue Bonds,               12/05 at 102.00         AAA          1,630,163
                 Williamsburg Village Apartments, Series 1995E,
                 6.100%, 12/01/20 (Alternative Minimum Tax) -
                 AMBAC Insured

        1,000   Florida Housing Finance Agency, Housing Revenue Bonds,                5/06 at 102.00         AAA          1,029,830
                 Turtle Creek Apartments, Series 1996C-1, 6.100%, 5/01/16
                 (Alternative Minimum Tax) - AMBAC Insured

                Florida Housing Finance Agency, Housing Revenue Bonds,
                Sterling Palms Apartments, Series 1996D-1:
          945    6.300%, 12/01/16 (Alternative Minimum Tax) - AMBAC Insured           6/06 at 102.00         AAA            974,994
        1,500    6.400%, 12/01/26 (Alternative Minimum Tax) - AMBAC Insured           6/06 at 102.00         AAA          1,558,335

          750   Florida Housing Finance Agency, Housing Revenue Bonds,               12/06 at 102.00         AAA            777,413
                 Crossings at Indian Run Apartments, Series 1996V,
                 6.100%, 12/01/26 (Alternative Minimum Tax) -
                 AMBAC Insured

        2,495   Florida Housing Finance Corporation, GNMA Collateralized              9/10 at 102.00         AAA          2,652,983
                 Housing Revenue Bonds, Raintree Apartments,
                 Series 2000J-1, 5.950%, 3/01/35 (Alternative Minimum Tax)

        2,070   Florida Housing Finance Corporation, GNMA Collateralized             12/10 at 102.00         Aaa          2,211,526
                 Housing Revenue Bonds, Cobblestone Apartments,
                 Series 2000K-1, 6.000%, 12/01/33 (Alternative Minimum Tax)


                                       26

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

                Florida Housing Finance Corporation, Housing Revenue Bonds,
                Augustine Club Apartments, Series 2000D-1:
$       1,500    5.500%, 10/01/20 - MBIA Insured                                     10/10 at 102.00         Aaa     $    1,600,395
        4,750    5.750%, 10/01/30 - MBIA Insured                                     10/10 at 102.00         Aaa          5,032,198

        3,570   Jacksonville, Florida, GNMA Collateralized Housing Revenue            9/05 at 100.00         AAA          3,579,532
                 Refunding Bonds, Windermere Manor Apartments,
                 Series 1993A, 5.875%, 3/20/28

        1,425   Miami-Dade County Housing Finance Authority, Florida,                 6/11 at 100.00         AAA          1,504,857
                 Multifamily Mortgage Revenue Bonds, Country Club
                 Villas II Project, Series 2001-1A, 5.750%, 7/01/27
                 (Alternative Minimum Tax) - FSA Insured

        1,065   Palm Beach County Housing Finance Authority, Florida,                 7/12 at 100.00         AAA          1,103,532
                 Multifamily Housing Revenue Bonds, Westlake
                 Apartments Phase II, Series 2002, 5.150%, 7/01/22
                 (Alternative Minimum Tax) - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 1.2% (0.8% OF TOTAL INVESTMENTS)

          335   Broward County Housing Finance Authority, Florida, Single             4/09 at 101.00         Aaa            344,119
                 Family Mortgage Revenue Refunding Bonds, Series 1999B,
                 5.250%, 4/01/31 (Alternative Minimum Tax) - MBIA Insured

        1,285   Escambia County Housing Finance Authority, Florida,                   4/08 at 102.00         Aaa          1,314,015
                 Multi-County Single Family Mortgage Revenue Bonds,
                 Series 1999, 5.200%, 4/01/32 (Alternative Minimum Tax) -
                 MBIA Insured

        6,295   Florida Housing Finance Corporation, Homeowner Mortgage                1/10 at 24.65         AAA          1,173,262
                 Revenue Bonds, Series 2000-4, 0.000%, 7/01/30
                 (Alternative Minimum Tax) - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 2.9% (2.0% OF TOTAL INVESTMENTS)

        4,940   Florida State Board of Education, Full Faith and Credit,              6/11 at 101.00         AAA          5,257,148
                 Public Education Capital Outlay Bonds, Series 2001C,
                 5.125%, 6/01/29 - FGIC Insured

        1,390   Venice, Florida, General Obligation Bonds, Series 2004,               2/14 at 100.00         AAA          1,490,650
                 5.000%, 2/01/24 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 48.6% (33.3% OF TOTAL INVESTMENTS)

        3,820   Broward County School Board, Florida, Certificates                    7/13 at 100.00         AAA          4,218,541
                 of Participation, Series 2003, 5.250%, 7/01/19 - MBIA Insured

        1,500   Collier County, Florida, Capital Improvement Revenue Bonds,          10/14 at 100.00         AAA          1,617,975
                 Series 2005, 5.000%, 10/01/23 - MBIA Insured

        1,555   DeSoto County, Florida, Capital Improvement Revenue Bonds,            4/12 at 101.00         AAA          1,712,848
                 Series 2002, 5.250%, 10/01/20 - MBIA Insured

                Destin, Florida, Capital Improvement Revenue Bonds,
                Series 2002:
        1,000    5.000%, 8/01/27 - MBIA Insured                                       8/12 at 101.00         Aaa          1,060,250
        1,000    5.125%, 8/01/31 - MBIA Insured                                       8/12 at 101.00         Aaa          1,072,560

        2,500   Escambia County School Board, Florida, Certificates                   2/15 at 100.00         AAA          2,700,450
                 of Participation, Series 2004, 5.000%, 2/01/22 -
                 MBIA Insured

        2,230   Florida Ports Financing Commission, Revenue Bonds,                   10/09 at 101.00         AAA          2,404,185
                 State Transportation Trust Fund - Intermodal Program,
                 Series 1999, 5.500%, 10/01/23 (Alternative Minimum Tax) -
                 FGIC Insured

        1,435   Florida Department of Environmental Protection, Florida               7/13 at 101.00         AAA          1,565,040
                 Forever Revenue Bonds, Series 2003A, 5.000%, 7/01/19 -
                 FGIC Insured

                Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
        3,365    5.375%, 11/01/25 - MBIA Insured                                     11/10 at 101.00         AAA          3,666,067
        3,345    5.375%, 11/01/30 - MBIA Insured                                     11/10 at 101.00         AAA          3,644,277

        1,000   Florida Municipal Loan Council, Revenue Bonds, Series 2001A,         11/11 at 101.00         AAA          1,109,730
                 5.250%, 11/01/18 - MBIA Insured

        1,080   Gulf Breeze, Florida, Local Government Loan Program,                 12/06 at 101.00         AAA          1,136,668
                 Remarketed 6-3-1996, Series 1985B, 5.900%, 12/01/15
                 (Mandatory put 12/01/10) - FGIC Insured

        1,020   Gulf Breeze, Florida, Local Government Loan Program,                 12/06 at 101.00         AAA          1,073,519
                 Remarketed 6-3-1996, Series 1985C, 5.900%, 12/01/15
                 (Mandatory put 12/01/08) - FGIC Insured

        1,500   Gulf Breeze, Florida, Local Government Loan Program,                 12/10 at 101.00         AAA          1,632,315
                 Remarketed 7-3-2000, Series 1985E, 5.750%, 12/01/20
                 (Mandatory put 12/01/19) - FGIC Insured

        5,200   Gulf Breeze, Florida, Local Government Loan Program,                 12/11 at 101.00         AAA          5,561,400
                 Remarketed 6-1-2001, Series 1985E, 4.750%, 12/01/20
                 (Mandatory put 12/01/11) - FGIC Insured


                                       27

                        Nuveen Insured Florida Premium Income Municipal Fund (NFL) (continued)
                             Portfolio of INVESTMENTS June 30, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,000   Hillsborough County, Florida, Community Investment                   11/13 at 101.00         AAA     $    2,158,480
                 Tax Revenue Bonds, Series 2004, 5.000%, 5/01/23 -
                 AMBAC Insured

        6,000   Hillsborough County School Board, Florida, Certificates               7/13 at 100.00         AAA          6,384,180
                 of Participation, Series 2003, 5.000%, 7/01/29 -
                 MBIA Insured

        2,000   Hillsborough County School District, Florida, Sales Tax              10/15 at 100.00         AAA          2,195,880
                 Revenue Bonds, Series 2005, 5.000%, 10/01/20 -
                 AMBAC Insured

        1,000   Hillsborough County, Florida, Revenue Refunding Bonds,               10/15 at 100.00         AAA          1,081,180
                 Tampa Bay Arena, Series 2005, 5.000%, 10/01/25 -
                 FGIC Insured

        1,000   Indian Trace Development District, Florida, Water                     5/15 at 102.00         Aaa          1,089,070
                 Management Special Benefit Assessment Bonds,
                 Series 2005, 5.000%, 5/01/25 - MBIA Insured

        1,500   Jacksonville, Florida, Better Jacksonville Sales Tax Revenue         10/13 at 100.00         AAA          1,667,340
                 Bonds, Series 2003, 5.250%, 10/01/20 - MBIA Insured

        1,280   Lake County School Board, Florida, Certificates of                    7/14 at 100.00         AAA          1,379,482
                 Participation, Series 2004A, 5.000%, 7/01/21 -
                 AMBAC Insured

                Lakeland, Florida, Utility Tax Revenue Bonds, Series 2003B:
        1,730    5.000%, 10/01/18 - AMBAC Insured                                    10/12 at 100.00         AAA          1,890,804
        2,000    5.000%, 10/01/19 - AMBAC Insured                                    10/12 at 100.00         AAA          2,182,420

        1,330   Lee County, Florida, Local Option Gas Tax Revenue Bonds,             10/14 at 100.00         Aaa          1,445,338
                 Series 2004, 5.000%, 10/01/20 - FGIC Insured

       18,000   Miami-Dade County, Florida, Subordinate Special Obligation             4/08 at 49.54         AAA          7,993,440
                 Bonds, Series 1997A, 0.000%, 10/01/21 - MBIA Insured

        1,000   Opa-Locka, Florida, Capital Improvement Revenue Bonds,                7/05 at 101.00         AAA          1,013,560
                 Series 1994, 7.000%, 1/01/14 - FGIC Insured

        3,180   Orange County, Florida, Sales Tax Revenue Bonds,                      1/13 at 100.00         AAA          3,470,175
                 Series 2002B, 5.125%, 1/01/19 - FGIC Insured

          495   Orange County School Board, Florida, Master Lease                     8/07 at 101.00         Aaa            521,077
                 Program, Certificates of Participation, Series 1997A,
                 5.375%, 8/01/22 - MBIA Insured

        1,050   Osceola County School Board, Florida, Certificates of                12/14 at 100.00         AAA          1,146,779
                 Participation, Series 2005C, 5.000%, 6/01/19 - FGIC Insured

                Osceola County, Florida, Transportation Revenue Bonds,
                Osceola Parkway, Series 2004:
        2,500    5.000%, 4/01/21 - MBIA Insured                                       4/14 at 100.00         Aaa          2,705,000
        5,820    5.000%, 4/01/23 - MBIA Insured                                       4/14 at 100.00         Aaa          6,257,024

        6,500   Palm Beach County, Florida, Administrative Complex Revenue              No Opt. Call         AAA          7,224,295
                 Refunding Bonds, Series 1993, 5.250%, 6/01/11 - FGIC Insured

                Palm Beach County, Florida, Revenue Refunding Bonds,
                Criminal Justice Facilities, Series 1993:
        2,500    5.375%, 6/01/08 - FGIC Insured                                         No Opt. Call         AAA          2,677,175
        4,000    5.375%, 6/01/10 - FGIC Insured                                         No Opt. Call         AAA          4,421,760

        2,150   Palm Beach County School Board, Florida, Certificates                 8/14 at 100.00         AAA          2,304,757
                 of Participation, Series 2004A, 5.000%, 8/01/24 - FGIC Insured

        1,300   Plantation, Florida, Non-Ad Valorem Revenue Refunding                 8/13 at 100.00         Aaa          1,415,700
                 and Improvement Bonds, Series 2003, 5.000%, 8/15/21 -
                 FSA Insured

        4,260   St. Lucie County School Board, Florida, Certificates                  7/14 at 100.00         AAA          4,564,420
                 of Participation, Master Lease Program, Series 2004A,
                 5.000%, 7/01/24 - FSA Insured

                St. Petersburg, Florida, Sales Tax Revenue Bonds, Professional
                Sports Facility, Series 2003:
        1,405    5.125%, 10/01/19 - FSA Insured                                      10/13 at 100.00         Aaa          1,544,095
        1,475    5.125%, 10/01/20 - FSA Insured                                      10/13 at 100.00         Aaa          1,621,025
        1,555    5.125%, 10/01/21 - FSA Insured                                      10/13 at 100.00         Aaa          1,708,945

        1,245   Tamarac, Florida, Sales Tax Revenue Bonds, Series 2002,               4/12 at 100.00         AAA          1,332,411
                 5.000%, 4/01/22 - FGIC Insured

        2,000   Volusia County, Florida, Gas Tax Revenue Bonds, Series 2004,         10/14 at 100.00         AAA          2,171,820
                 5.000%, 10/01/21 - FSA Insured

        1,785   Volusia County, Florida, Tax Revenue Bonds, Tourist                  12/14 at 100.00         Aaa          1,924,623
                 Development, Series 2004, 5.000%, 12/01/24 - FSA Insured

        2,000   Volusia County School Board, Florida, Certificates of                 8/15 at 100.00         Aaa          2,144,840
                 Participation, Series 2005B, 5.000%, 8/01/24 - FSA Insured


                                       28

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 18.3% (12.5% OF TOTAL INVESTMENTS)

$       9,000   Broward County, Florida, Airport System Revenue Bonds,               10/11 at 101.00         AAA     $    9,547,470
                 Series 2001J-1, 5.250%, 10/01/26 (Alternative
                 Minimum Tax) - AMBAC Insured

        2,150   Broward County, Florida, Airport System Revenue Bonds,               10/14 at 100.00         AAA          2,301,898
                 Series 2004L, 5.000%, 10/01/23 - AMBAC Insured

        1,100   Dade County, Florida, Seaport Revenue Refunding Bonds,               10/05 at 102.00         AAA          1,130,063
                 Series 1995, 5.750%, 10/01/15 - MBIA Insured

        2,000   Greater Orlando Aviation Authority, Florida, Airport Facilities      10/13 at 100.00         AAA          2,175,180
                 Revenue Refunding Bonds, Series 2003A, 5.000%, 10/01/17 -
                 FSA Insured

        2,000   Jacksonville Port Authority, Florida, Port Facilities Revenue        11/06 at 102.00         AAA          2,099,620
                 Bonds, Series 1996, 5.625%, 11/01/18 (Alternative
                 Minimum Tax) - MBIA Insured

       15,025   Lee County, Florida, Airport Revenue Bonds, Series 2000A,            10/10 at 101.00         AAA         16,795,396
                 6.000%, 10/01/32 (Alternative Minimum Tax) - FSA Insured

        5,615   Miami-Dade County, Florida, Aviation Revenue Bonds,                  10/12 at 100.00         AAA          6,274,763
                 Miami International Airport, Series 2002,
                 5.750%, 10/01/19 (Alternative Minimum Tax) - FGIC Insured

        2,295   Miami-Dade County Expressway Authority, Florida,                        No Opt. Call         AAA          2,450,073
                 Toll System Revenue Bonds, Series 2004B,
                 5.000%, 7/01/29 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 13.0% (8.9% OF TOTAL INVESTMENTS)

        4,835   Cape Coral, Florida, Capital Improvement Revenue Bonds,              10/09 at 101.00         Aaa          5,337,743
                 Series 1999, 5.375%, 10/01/24 (Pre-refunded to
                 10/01/09) - FSA Insured

        4,275   Orange County School Board, Florida, Master Lease Program,            8/07 at 101.00         Aaa          4,520,513
                 Certificates of Participation, Series 1997A,
                 5.375%, 8/01/22 (Pre-refunded to 8/01/07) - MBIA Insured

       10,000   Port St. Lucie, Florida, Utility System Revenue Bonds,                 9/11 at 34.97         AAA          2,843,200
                 Series 2001, 0.000%, 9/01/29 (Pre-refunded to 9/01/11) -
                 MBIA Insured

                St. Lucie County, Florida, Utility System Revenue Refunding
                Bonds, Series 1993:
        5,000    5.500%, 10/01/15 - FGIC Insured                                     10/05 at 100.00         AAA          5,412,250
        1,200    5.500%, 10/01/21 - FGIC Insured                                     10/05 at 100.00         AAA          1,299,888

        7,855   Seminole County, Florida, Water and Sewer Revenue                       No Opt. Call         AAA          9,458,991
                 Refunding and Improvement Bonds, Series 1992,
                 6.000%, 10/01/19 - MBIA Insured

        1,500   Tampa, Florida, Healthcare System Revenue Bonds,                     12/05 at 100.00         AAA          1,516,035
                 Allegany Health System - St. Joseph's Hospital,
                 Series 1993, 5.125%, 12/01/23 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 4.1% (2.8% OF TOTAL INVESTMENTS)

        3,525   Palm Beach County Solid Waste Authority, Florida,                       No Opt. Call         AAA          3,926,956
                 Revenue Refunding Bonds, Series 1997A,
                 6.000%, 10/01/09 - AMBAC Insured

        8,000   Palm Beach County Solid Waste Authority, Florida, Revenue               No Opt. Call         AAA          5,580,800
                 Bonds, Series 2002B, 0.000%, 10/01/14 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 31.1% (21.2% OF TOTAL INVESTMENTS)

        1,250   Bay County, Florida, Water System Revenue Bonds,                      9/15 at 100.00         Aaa          1,354,075
                 Series 2005, 5.000%, 9/01/24 - AMBAC Insured

                Broward County, Florida, Water and Sewer Utility Revenue
                Bonds, Series 2003:
        6,775    5.000%, 10/01/21 - MBIA Insured                                     10/13 at 100.00         AAA          7,386,037
        4,500    5.000%, 10/01/24 - MBIA Insured                                     10/13 at 100.00         AAA          4,848,480

        1,200   Callaway-Bay County, Florida, Wastewater System Revenue               9/14 at 100.00         Aaa          1,289,856
                 Bonds, Series 2004, 5.000%, 9/01/23 - MBIA Insured

                Davie, Florida, Water and Sewerage Revenue Refunding
                and Improvement Bonds, Series 2003:
          910    5.250%, 10/01/17 - AMBAC Insured                                    10/13 at 100.00         AAA          1,013,576
          475    5.250%, 10/01/18 - AMBAC Insured                                    10/13 at 100.00         AAA            529,065

                Deltona, Florida, Utility Systems Water and Sewer Revenue
                Bonds, Series 2003:
        1,250    5.250%, 10/01/22 - MBIA Insured                                     10/13 at 100.00         AAA          1,387,575
        1,095    5.000%, 10/01/23 - MBIA Insured                                     10/13 at 100.00         AAA          1,185,578
        1,225    5.000%, 10/01/24 - MBIA Insured                                     10/13 at 100.00         AAA          1,319,864

        1,000   Florida Governmental Utility Authority, Utility System Revenue        7/09 at 101.00         Aaa          1,041,230
                 Bonds, Golden Gate Project, Series 1999,
                 5.000%, 7/01/29 - AMBAC Insured


                                       29

                        Nuveen Insured Florida Premium Income Municipal Fund (NFL) (continued)
                             Portfolio of INVESTMENTS June 30, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       3,945   Florida Governmental Utility Authority, Utility System Revenue       10/13 at 100.00         AAA     $    4,271,330
                 Bonds, Citrus Project, Series 2003, 5.000%, 10/01/23 -
                 AMBAC Insured

        8,000   Indian River County, Florida, Water and Sewer Revenue                 9/08 at 102.00         AAA          8,594,560
                 Bonds, Series 1993A, 5.250%, 9/01/24 - FGIC Insured

        2,000   Indian Trail Water Control District, Florida, Water Control           8/07 at 101.00         AAA          2,112,020
                 and Improvement Bonds - Unit 17, Series 1996,
                 5.500%, 8/01/22 - MBIA Insured

        1,000   JEA, Florida, Water and Sewerage System Revenue Bonds,                4/07 at 100.00         AAA          1,037,910
                 Series 2002A, 5.375%, 10/01/30 - MBIA Insured

        2,510   JEA, Florida, Water and Sewerage System Revenue Bonds,               10/13 at 100.00         AAA          2,784,368
                 Series 2004A, 5.000%, 10/01/14 - FGIC Insured

        1,500   JEA, Florida, Water and Sewerage System Revenue Bonds,               10/14 at 100.00         AAA          1,609,560
                 Series 2005, 5.000%, 10/01/24 - MBIA Insured

        1,450   Jupiter, Florida, Water Revenue Bonds, Series 2003,                  10/13 at 100.00         AAA          1,576,686
                 5.000%, 10/01/22 - AMBAC Insured

        2,000   Manatee County, Florida, Public Utilities Revenue Bonds,             10/13 at 100.00         Aaa          2,198,000
                 Series 2003, 5.125%, 10/01/20 - MBIA Insured

                Marco Island, Florida, Water Utility System Revenue Bonds,
                Series 2003:
        1,350    5.250%, 10/01/17 - MBIA Insured                                     10/13 at 100.00         AAA          1,503,657
        1,000    5.250%, 10/01/18 - MBIA Insured                                     10/13 at 100.00         AAA          1,113,820

        1,750   Palm Bay, Florida, Utility System Revenue Bonds, Palm Bay            10/13 at 100.00         AAA          1,907,833
                 Utility Corporation, Series 2003, 5.000%, 10/01/20 -
                 MBIA Insured

                Palm Coast, Florida, Water Utility System Revenue Bonds,
                Series 2003:
        1,000    5.250%, 10/01/19 - MBIA Insured                                     10/13 at 100.00         AAA          1,111,560
          500    5.250%, 10/01/20 - MBIA Insured                                     10/13 at 100.00         AAA            555,780
          500    5.250%, 10/01/21 - MBIA Insured                                     10/13 at 100.00         AAA            555,780

        1,170   Polk County, Florida, Utility System Revenue Bonds,                  10/14 at 100.00         AAA          1,260,137
                 Series 2004A, 5.000%, 10/01/24 - FGIC Insured

                Port St. Lucie, Florida, Stormwater Utility System Revenue
                Refunding Bonds, Series 2002:
        1,190    5.250%, 5/01/15 - MBIA Insured                                       5/12 at 100.00         AAA          1,315,961
        1,980    5.250%, 5/01/17 - MBIA Insured                                       5/12 at 100.00         AAA          2,184,514

        2,330   Port St. Lucie, Florida, Utility System Revenue Bonds,                9/13 at 100.00         AAA          2,538,325
                 Series 2003, 5.000%, 9/01/21 - MBIA Insured

        1,000   Port St. Lucie, Florida, Utility System Revenue Bonds,                9/14 at 100.00         Aaa          1,085,270
                 Series 2004, 5.000%, 9/01/21 - MBIA Insured

                Sebring, Florida, Water and Wastewater Revenue Refunding
                Bonds, Series 2002:
        1,360    5.250%, 1/01/17 - FGIC Insured                                       1/13 at 100.00         AAA          1,502,637
          770    5.250%, 1/01/18 - FGIC Insured                                       1/13 at 100.00         AAA            850,758
          500    5.250%, 1/01/20 - FGIC Insured                                       1/13 at 100.00         AAA            551,405

        3,530   Seminole County, Florida, Water and Sewer Revenue                       No Opt. Call         AAA          4,302,293
                 Refunding and Improvement Bonds, Series 1992,
                 6.000%, 10/01/19 - MBIA Insured

        1,300   Sunrise, Florida, Utility System Revenue Refunding Bonds,            10/06 at 102.00         AAA          1,373,645
                 Series 1996, 5.800%, 10/01/11 - AMBAC Insured


                                       30

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       2,000   Village Center Community Development District, Florida,              10/13 at 101.00         AAA     $    2,190,760
                 Utility Revenue Bonds, Series 2003, 5.250%, 10/01/23 -
                 MBIA Insured

        1,100   Wauchula, Florida, Utility Revenue Bonds, Series 2001A,              10/11 at 101.00         AAA          1,155,514
                 5.000%, 10/01/31 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
$     341,545   Total Long-Term Investments (cost $315,815,659) - 146.3%                                                342,104,760
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                      2,674,373
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (47.5)%                                                       (111,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  233,779,133
                ====================================================================================================================

                         All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest.

                                 See accompanying notes to financial statements.

                        Nuveen Insured Florida Tax-Free Advantage Municipal Fund (NWF)
                        Portfolio of
                                INVESTMENTS June 30, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 12.2% (8.2% OF TOTAL INVESTMENTS)

$       2,240   FSU Financial Assistance Inc., Florida, General Revenue                 No Opt. Call         AAA     $    2,502,573
                 Bonds, Educational and Athletic Facilities Improvements,
                 Series 2004, 5.000%, 10/01/14 - AMBAC Insured

        1,985   North Miami, Florida, Educational Facilities Revenue                  4/13 at 100.00         AAA          2,131,830
                 Refunding Bonds, Johnson and Wales University,
                 Series 2003A, 5.000%, 4/01/19 - XLCA Insured

                Volusia County Educational Facilities Authority, Florida,
                Revenue Refunding Bonds, Embry-Riddle Aeronautical University
                Project, Series 2003:
        1,000    5.200%, 10/15/26 - RAAI Insured                                     10/13 at 100.00          AA          1,061,290
        1,250    5.200%, 10/15/33 - RAAI Insured                                     10/13 at 100.00          AA          1,321,438


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 16.2% (10.8% OF TOTAL INVESTMENTS)

        4,000   Highlands County Health Facilities Authority, Florida,               11/13 at 100.00           A          4,405,240
                 Hospital Revenue Bonds, Adventist Health System/Sunbelt
                 Obligated Group, Series 2003D, 5.875%, 11/15/29

        3,000   Pinellas County Health Facilities Authority, Florida, Revenue         5/13 at 100.00          A1          3,280,500
                 Bonds, Baycare Health System, Series 2003, 5.750%, 11/15/27

        1,500   South Miami Health Facilities Authority, Florida, Hospital            2/13 at 100.00         AA-          1,579,500
                 Revenue Bonds, Baptist Health Systems of South Florida,
                 Series 2003, 5.200%, 11/15/28


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 1.7% (1.1% OF TOTAL INVESTMENTS)

          955   Florida Housing Finance Agency, GNMA Collateralized Home                No Opt. Call         AAA            990,507
                 Ownership Revenue Refunding Bonds, Series 1987G-1,
                 8.595%, 11/01/17


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 5.1% (3.4% OF TOTAL INVESTMENTS)

        2,660   Grand Prairie Independent School District, Dallas County,             2/13 at 100.00         AAA          2,936,268
                 Texas, General Obligation Bonds, Series 2003,
                 5.375%, 2/15/26 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 70.2% (46.9% OF TOTAL INVESTMENTS)

          400   Collier County, Florida, Capital Improvement Revenue Bonds,          10/14 at 100.00         AAA            431,460
                 Series 2005, 5.000%, 10/01/23 - MBIA Insured

        1,000   Escambia County, Florida, Sales Tax Revenue Refunding Bonds,         10/12 at 101.00         AAA          1,116,580
                 Series 2002, 5.250%, 10/01/17 - AMBAC Insured

        1,525   Fernandina Beach, Florida, Utility Acquisition and Improvement        9/13 at 100.00         AAA          1,650,736
                 Revenue Bonds, Series 2003, 5.000%, 9/01/23 - FGIC Insured

        3,000   Florida Municipal Loan Council, Revenue Bonds, Series 2003B,         12/13 at 100.00         AAA          3,198,210
                 5.000%, 12/01/28 - MBIA Insured

        1,500   Hillsborough County School Board, Florida, Certificates of            7/13 at 100.00         AAA          1,596,045
                 Participation, Series 2003, 5.000%, 7/01/29 - MBIA Insured

        2,270   Jacksonville, Florida, Local Government Sales Tax Revenue            10/12 at 100.00         AAA          2,535,023
                 Refunding and Improvement Bonds, Series 2002,
                 5.375%, 10/01/18 - FGIC Insured

        2,265   Lakeland, Florida, Utility Tax Revenue Bonds, Series 2003B,          10/12 at 100.00         AAA          2,434,263
                 5.000%, 10/01/20 - AMBAC Insured

        1,000   Lee County, Florida, Local Option Gas Tax Revenue Bonds,             10/14 at 100.00         Aaa          1,086,720
                 Series 2004, 5.000%, 10/01/20 - FGIC Insured

        2,000   Orange County, Florida, Sales Tax Revenue Bonds,                      1/13 at 100.00         AAA          2,186,600
                 Series 2002A, 5.125%, 1/01/17 - FGIC Insured

        1,500   Orange County, Florida, Sales Tax Revenue Bonds,                      1/13 at 100.00         AAA          1,607,550
                 Series 2002B, 5.125%, 1/01/32 - FGIC Insured

        3,370   Osceola County School Board, Florida, Certificates of                 6/12 at 101.00         Aaa          3,677,142
                 Participation, Series 2002A, 5.125%, 6/01/20 -
                 AMBAC Insured

        3,335   Palm Bay, Florida, Local Optional Gas Tax Revenue Bonds,             10/14 at 100.00         AAA          3,718,725
                 Series 2004, 5.250%, 10/01/20 - MBIA Insured

        3,670   Palm Beach County School Board, Florida, Certificates                 8/12 at 100.00         AAA          3,872,364
                 of Participation, Series 2002D, 5.000%, 8/01/28 -
                 FSA Insured


                                       32

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,460   Palm Beach Gardens, Florida, Special Obligation Revenue               2/13 at 100.00         AAA     $    2,672,224
                 Bonds, Series 2004, 5.000%, 5/01/20 - AMBAC Insured

        2,115   Port St. Lucie, Florida, Sales Tax Revenue Bonds,                     9/13 at 100.00         AAA          2,289,382
                 Series 2003, 5.000%, 9/01/23 - MBIA Insured

        1,730   St. John's County, Florida, Sales Tax Revenue Bonds,                 10/14 at 100.00         AAA          1,863,279
                 Series 2004A, 5.000%, 10/01/24 - AMBAC Insured

        4,000   St. Lucie County School Board, Florida, Certificates of               7/14 at 100.00         AAA          4,285,840
                 Participation, Master Lease Program, Series 2004A,
                 5.000%, 7/01/24 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 11.0% (7.3% OF TOTAL INVESTMENTS)

        2,000   Greater Orlando Aviation Authority, Florida, Airport Facilities      10/12 at 100.00         AAA          2,113,220
                 Revenue Bonds, Series 2002A, 5.125%, 10/01/32 - FSA Insured

        2,105   Greater Orlando Aviation Authority, Florida, Airport Facilities      10/13 at 100.00         AAA          2,289,377
                 Revenue Refunding Bonds, Series 2003A, 5.000%, 10/01/17 -
                 FSA Insured

        1,730   Lee County, Florida, Transportation Facilities Revenue Bonds,        10/14 at 100.00         AAA          1,871,635
                 Series 2004B, 5.000%, 10/01/22 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 5.8% (3.9% OF TOTAL INVESTMENTS)

        2,950   Palm Beach County School Board, Florida, Certificates of              8/12 at 100.00         AAA          3,313,116
                 Participation, Series 2002D, 5.250%, 8/01/20 (Pre-refunded to 8/01/12) - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 3.8% (2.5% OF TOTAL INVESTMENTS)

        2,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/12 at 101.00         AAA          2,162,480
                 Series 2002II, 5.125%, 7/01/26 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 23.7% (15.9% OF TOTAL INVESTMENTS)

        1,000   Bay County, Florida, Water System Revenue Bonds,                      9/15 at 100.00         Aaa          1,082,390
                 Series 2005, 5.000%, 9/01/25 - AMBAC Insured

        2,000   JEA, Florida, Water and Sewerage System Revenue Bonds,                4/07 at 100.00         AAA          2,075,820
                 Series 2002A, 5.375%, 10/01/30 - MBIA Insured

        1,670   JEA, Florida, Water and Sewerage System Revenue Bonds,               10/14 at 100.00         AAA          1,790,641
                 Series 2005, 5.000%, 10/01/25 - MBIA Insured

        3,000   Marco Island, Florida, Water Utility System Revenue Bonds,           10/13 at 100.00         AAA          3,203,490
                 Series 2003, 5.000%, 10/01/27 - MBIA Insured

        2,000   Miami-Dade County, Florida, Water and Sewer System                   10/09 at 101.00         AAA          2,085,900
                 Revenue Bonds, Series 1999A, 5.000%, 10/01/29 -
                 FGIC Insured

          500   North Port, Florida, Utility System Revenue Bonds,                   10/10 at 101.00         Aaa            531,000
                 Series 2000, 5.000%, 10/01/25 - FSA Insured

        1,095   Palm Bay, Florida, Utility System Revenue Bonds,                     10/14 at 100.00         AAA          1,220,991
                 Series 2004, 5.250%, 10/01/20 - MBIA Insured

        1,500   Port St. Lucie, Florida, Stormwater Utility System Revenue            5/12 at 100.00         AAA          1,606,468
                 Refunding Bonds, Series 2002, 5.000%, 5/01/23 -
                 MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
$      79,280   Total Long-Term Investments (cost $81,267,130) - 149.7%                                                  85,777,817
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.9%                                                                        518,170
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.6)%                                                        (29,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   57,295,987
                ====================================================================================================================

                      Nuveen Insured Florida Tax-Free Advantage Municipal Fund (NWF) (continued)
                             Portfolio of INVESTMENTS June 30, 2005
FORWARD SWAPS OUTSTANDING AT JUNE 30, 2005:
                                                                                                                         UNREALIZED
                                                                         NOTIONAL           EFFECTIVE   TERMINATION    APPRECIATION
                                                                           AMOUNT              DATE(2)         DATE   (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Agreement with Morgan Stanley dated January 31, 2005,
to pay semi-annually the notional amount multiplied
by 5.058% (annualized) and receive quarterly the
notional amount multiplied by the three-month
USD-LIBOR (United States Dollar-London Inter-Bank
Offered Rates).                                                        $2,200,000             8/16/05       8/16/35       $(140,010)

Agreement with JPMorgan dated June 21, 2005, to pay
semi-annually the notional amount multiplied by 4.833%
(annualized) and receive quarterly the notional amount
multiplied by the three-month USD-LIBOR (United States
Dollar-London Inter-Bank Offered Rates).                                2,000,000             2/09/06       2/09/36         (46,371)

Agreement with Citigroup dated June 30, 2005, to pay
semi-annually the notional amount multiplied by 4.699%
(annualized) and receive quarterly the notional amount
multiplied by the three-month USD-LIBOR (United States
Dollar-London Inter-Bank Offered Rates).                                  700,000             2/27/06       2/27/26          (3,494)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          $(189,875)
====================================================================================================================================

                         At least 80% of the Fund's net assets (including net assets attributable to Preferred shares) are invested in municipal securities that are either covered by Original Issue Insurance, Secondary
                         Market Insurance or Portfolio Insurance which ensures the timely payment of principal and interest. Up to 20% of the Fund's net assets (including net assets attributable to Preferred shares) may be invested in municipal securities that are either (i) backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities (also ensuring the timely payment of principal and interest), or (ii) municipal bonds that are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest.

                                 See accompanying notes to financial statements.

                        Statement of
                             ASSETS AND LIABILITIES June 30, 2005
                                                                FLORIDA              FLORIDA     INSURED FLORIDA     INSURED FLORIDA
                                                     INVESTMENT QUALITY       QUALITY INCOME      PREMIUM INCOME  TAX-FREE ADVANTAGE
                                                                  (NQF)                (NUF)               (NFL)               (NWF)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $357,541,268,
$318,644,366, $315,815,659 and $81,267,130, respectively)  $386,541,709         $337,815,093        $342,104,760        $85,777,817
Receivables:
   Interest                                                   4,861,833            4,876,158           4,282,960          1,107,153
   Investments sold                                             730,000              205,000             107,826              5,000
Other assets                                                     26,386               31,194              20,227              5,232
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                          392,159,928          342,927,445         346,515,773         86,895,202
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                  776,228              856,772           1,449,864            104,454
Payable for forward swaps closed                                     --                   --                  --            259,660
Forward swaps, at value                                              --                   --                  --            189,875
Accrued expenses:
   Management fees                                              201,249              176,364             177,872             27,666
   Other                                                         87,651               72,785              74,991             16,050
Preferred share dividends payable                                23,963               29,138              33,913              1,510
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                       1,089,091            1,135,059           1,736,640            599,215
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                      132,000,000          117,000,000         111,000,000         29,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                     $259,070,837         $224,792,386        $233,779,133        $57,295,987
====================================================================================================================================
Common shares outstanding                                    16,577,648           14,299,880          14,376,794          3,882,034
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares, divided
   by Common shares outstanding)                           $      15.63         $      15.72        $      16.26        $     14.76
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                    $    165,776         $    142,999        $    143,768            $38,820
Paid-in surplus                                             231,597,151          206,064,557         204,112,872         54,741,761
Undistributed (Over-distribution of) net investment income      933,018              594,778           1,759,000           (167,879)
Accumulated net realized gain (loss) from investments
   and forward swaps                                         (2,625,549)          (1,180,675)          1,474,392         (1,637,527)
Net unrealized appreciation of investments
   and forward swaps                                         29,000,441           19,170,727          26,289,101          4,320,812
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                     $259,070,837         $224,792,386        $233,779,133        $57,295,987
====================================================================================================================================
Authorized shares:
   Common                                                     Unlimited            Unlimited           Unlimited          Unlimited
   Preferred                                                  Unlimited            Unlimited           Unlimited          Unlimited
====================================================================================================================================


                                 See accompanying notes to financial statements.

                        Statement of
                            OPERATIONS Year Ended June 30, 2005
                                                                FLORIDA              FLORIDA     INSURED FLORIDA     INSURED FLORIDA
                                                     INVESTMENT QUALITY       QUALITY INCOME      PREMIUM INCOME  TAX-FREE ADVANTAGE
                                                                  (NQF)                (NUF)               (NFL)               (NWF)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                          $19,086,850          $16,129,613         $16,923,444          $3,932,360
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                              2,437,207            2,134,796           2,164,255             547,057
Preferred shares - auction fees                                330,000              292,500             277,500              72,500
Preferred shares - dividend disbursing agent fees               20,000               30,000              20,000              10,000
Shareholders' servicing agent fees and expenses                 28,110               21,043              20,090               1,056
Custodian's fees and expenses                                  100,001               83,667              91,236              21,800
Trustees' fees and expenses                                      8,430                7,390               7,396               1,801
Professional fees                                               75,130               50,227              21,534              11,652
Shareholders' reports - printing and mailing expenses           38,173               25,665              21,923              11,576
Stock exchange listing fees                                     10,728               10,788              10,736                 330
Investor relations expense                                      51,132               44,333              38,281               9,615
Other expenses                                                  26,893               31,677              20,127              10,799
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit
   and expense reimbursement                                 3,125,804            2,732,086           2,693,078             698,186
   Custodian fee credit                                        (19,923)             (17,422)            (15,134)            (10,894)
   Expense reimbursement                                            --                   --                  --            (267,193)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                 3,105,881            2,714,664           2,677,944             420,099
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                       15,980,969           13,414,949          14,245,500           3,512,261
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                      173,273           (1,167,083)          1,839,639             140,285
Net realized gain (loss) from forward swaps                         --                   --                  --            (927,595)
Change in net unrealized appreciation (depreciation)
   of investments                                           15,407,096           15,972,684          10,371,791           4,741,998
Change in net unrealized appreciation (depreciation)
   of forward swaps                                                 --                   --                  --            (189,875)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain                            15,580,369           14,805,601          12,211,430           3,764,813
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                  (1,892,045)          (1,638,023)         (1,580,948)           (393,068)
From accumulated net realized gains from investments                --                   --             (80,509)                 --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Preferred shareholders                  (1,892,045)          (1,638,023)         (1,661,457)           (393,068)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common
   shares from operations                                  $29,669,293          $26,582,527         $24,795,473          $6,884,006
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            CHANGES IN NET ASSETS
                                                           FLORIDA INVESTMENT QUALITY (NQF)           FLORIDA QUALITY INCOME (NUF)
                                                          ---------------------------------        ---------------------------------
                                                            YEAR ENDED           YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                               6/30/05              6/30/04             6/30/05             6/30/04
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                     $ 15,980,969         $ 17,514,092        $ 13,414,949        $ 14,877,577
Net realized gain (loss) from investments                      173,273           (2,803,982)         (1,167,083)            (32,845)
Net realized gain (loss) from forward swaps                         --                   --                  --                  --
Change in net unrealized appreciation (depreciation)
   of investments                                           15,407,096          (11,261,628)         15,972,684         (11,076,128)
Change in net unrealized appreciation (depreciation)
   of forward swaps                                                 --                   --                  --                  --
 Distributions to Preferred shareholders:
   From net investment income                               (1,892,045)            (935,071)         (1,638,023)           (760,122)
   From accumulated net realized gains from investments             --             (222,346)                 --            (126,819)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
      shares from operations                                29,669,293            2,291,065          26,582,527           2,881,663
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
 From net investment income                                (16,116,436)         (16,718,800)        (13,650,082)        (14,211,785)
 From accumulated net realized gains from investments               --           (3,231,994)                 --          (2,042,597)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders               (16,116,436)         (19,950,794)        (13,650,082)        (16,254,382)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                        472,933              848,891             201,370             720,589
Preferred shares offering costs                                     --                   --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
   from capital share transactions                             472,933              848,891             201,370             720,589
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares                                         14,025,790          (16,810,838)         13,133,815         (12,652,130)
Net assets applicable to Common shares
   at the beginning of year                                245,045,047          261,855,885         211,658,571         224,310,701
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares
   at the end of year                                     $259,070,837         $245,045,047        $224,792,386        $211,658,571
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end of year               $    933,018         $  2,993,802        $    594,778        $  2,471,686
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            CHANGES IN NET ASSETS (continued)
                                                                                                            INSURED FLORIDA
                                                         INSURED FLORIDA PREMIUM INCOME (NFL)           TAX-FREE ADVANTAGE (NWF)
                                                         ------------------------------------      ---------------------------------
                                                            YEAR ENDED           YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                               6/30/05              6/30/04             6/30/05             6/30/04
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                    $  14,245,500         $ 14,694,385        $  3,512,261         $ 3,621,778
Net realized gain (loss) from investments                    1,839,639            1,274,638             140,285            (853,466)
Net realized gain (loss) from forward swaps                         --                   --            (927,595)                 --
Change in net unrealized appreciation (depreciation)
   of investments                                           10,371,791          (13,917,598)          4,741,998          (2,969,559)
Change in net unrealized appreciation (depreciation)
   of forward swaps                                                 --                   --            (189,875)                 --
Distributions to Preferred shareholders:
   From net investment income                               (1,580,948)            (788,965)           (393,068)           (201,060)
   From accumulated net realized gains from investments        (80,509)            (113,631)                 --                  --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
      shares from operations                                24,795,473            1,148,829           6,884,006            (402,307)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                 (13,587,141)         (13,709,147)         (3,101,579)         (3,352,591)
From accumulated net realized gains from investments        (1,576,378)          (1,461,384)                 --                  --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders               (15,163,519)         (15,170,531)         (3,101,579)         (3,352,591)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders
     due to reinvestment of distributions                      181,928              496,462               9,910              43,015
Preferred shares offering costs                                     --                   --                  --              (7,003)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
   from capital share transactions                             181,928              496,462               9,910              36,012
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                               9,813,882          (13,525,240)          3,792,337          (3,718,886)
Net assets applicable to Common shares
   at the beginning of year                                223,965,251          237,490,491          53,503,650          57,222,536
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares
   at the end of year                                     $233,779,133         $223,965,251         $57,295,987         $53,503,650
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end of year               $  1,759,000         $  2,699,782         $  (167,879)        $  (185,493)
====================================================================================================================================

See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The Florida funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Florida Investment Quality Municipal Fund (NQF), Nuveen Florida Quality Income Municipal Fund (NUF), Nuveen Insured Florida Premium Income Municipal Fund (NFL) and Nuveen Insured Florida Tax-Free Advantage Municipal Fund (NWF). Common shares of Florida Investment Quality (NQF), Florida Quality Income (NUF) and Insured Florida Premium Income
(NFL) are traded on the New York Stock Exchange while Common shares of Insured Florida Tax-Free Advantage (NWF) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax, and in the case of Insured Florida Tax-Free Advantage (NWF) the alternative minimum tax applicable to individuals, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of Florida.

Effective January 1, 2005, Nuveen Advisory Corp. ("NAC"), the Funds' previous Adviser, and its affiliate, Nuveen Institutional Advisory Corp. ("NIAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NAC or NIAC.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of derivative investments are also provided by an independent pricing service approved by each Fund's Board of Trustees. If the pricing service is unable to supply a price for a derivative investment each Fund may use a market quote provided by a major broker/dealer in such investments. If it is determined that market prices for an investment are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Securities purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At June 30, 2005, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees
Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of the Fund's shareholders.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of Insured Florida Tax-Free Advantage (NWF) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. The investment policies of Insured Florida Tax-Free Advantage (NWF) permit the Fund to invest in a limited amount of out-of-state securities. Although the Fund may pursue this strategy from time to time, this strategy will not impact the tax-exempt status of the Fund's shares or of its distributions to its shareholders. All

Notes to
    FINANCIAL STATEMENTS (continued)



monthly tax-exempt income dividends paid during the fiscal year ended June 30, 2005, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares
The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable weekly at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                            INSURED      INSURED
                                 FLORIDA      FLORIDA       FLORIDA      FLORIDA
                              INVESTMENT      QUALITY       PREMIUM     TAX-FREE
                                 QUALITY       INCOME        INCOME    ADVANTAGE
                                   (NQF)        (NUF)         (NFL)        (NWF)
--------------------------------------------------------------------------------
Number of shares:
   Series M                           --        1,700            --           --
   Series T                        3,080           --            --           --
   Series W                           --           --         1,640        1,160
   Series TH                          --        1,700         2,800           --
   Series F                        2,200        1,280            --           --
--------------------------------------------------------------------------------
Total                              5,280        4,680         4,440        1,160
================================================================================

Forward Swap Transactions
The Funds may invest in certain derivative financial instruments. The Funds' use of forward interest rate swap transactions is intended to mitigate the negative impact that an increase in long-term interest rates could have on Common share net asset value. Forward interest rate swap transactions involve each Fund's agreement with the counterparty to pay, in the future, a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment. The amount of the payment obligation is based on the notional amount of the forward swap contract, and would increase or decrease in value based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date were to increase or decrease. The Funds may close out a contract prior to the effective date at which point a realized gain or loss would be recognized. When a forward swap is terminated, it does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated to, terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To minimize such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Insurance
Insured Florida Premium Income (NFL) invests in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest.

Insured Florida Tax-Free Advantage (NWF) invests at least 80% of its net assets (including net assets attributable to Preferred shares) in municipal securities that are covered by insurance. The Fund may also invest up to 20% of its net assets (including net assets attributable to Preferred shares) in municipal securities which are either (i) backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, or (ii) municipal bonds that are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
Transactions in Common shares were as follows:

                                                                  FLORIDA                     FLORIDA
                                                         INVESTMENT QUALITY (NQF)       QUALITY INCOME (NUF)
                                                         ------------------------    ------------------------
                                                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                            6/30/05       6/30/04       6/30/05       6/30/04
-------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
     due to reinvestment
     of distributions                                        30,216        51,656        12,874        44,713
=============================================================================================================
                                                             INSURED FLORIDA             INSURED FLORIDA
                                                           PREMIUM INCOME (NFL)      TAX-FREE ADVANTAGE (NWF)
                                                         ------------------------    ------------------------
                                                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                            6/30/05       6/30/04       6/30/05       6/30/04
-------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
     due to reinvestment
     of distributions                                        11,023        29,319           670         2,781
=============================================================================================================

3. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities during the fiscal year ended June 30, 2005, were as follows:

                                                            INSURED      INSURED
                                 FLORIDA      FLORIDA       FLORIDA      FLORIDA
                              INVESTMENT      QUALITY       PREMIUM     TAX-FREE
                                 QUALITY       INCOME        INCOME    ADVANTAGE
                                   (NQF)        (NUF)         (NFL)        (NWF)
--------------------------------------------------------------------------------
Purchases                    $55,665,929  $70,412,358   $42,065,300   $6,152,963
Sales and maturities          60,818,076   67,488,300    41,682,228    5,669,507
================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)



4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on investments, timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on investment transactions.

At June 30, 2005, the cost of investments was as follows:

                                                            INSURED      INSURED
                                FLORIDA       FLORIDA       FLORIDA      FLORIDA
                             INVESTMENT       QUALITY       PREMIUM     TAX-FREE
                                QUALITY        INCOME        INCOME    ADVANTAGE
                                  (NQF)         (NUF)         (NFL)        (NWF)
--------------------------------------------------------------------------------
Cost of investments        $357,289,151  $318,640,315  $315,756,736  $81,808,286
================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2005, were as follows:

                                                           INSURED      INSURED
                               FLORIDA       FLORIDA       FLORIDA      FLORIDA
                            INVESTMENT       QUALITY       PREMIUM     TAX-FREE
                               QUALITY        INCOME        INCOME    ADVANTAGE
                                 (NQF)         (NUF)         (NFL)        (NWF)
-------------------------------------------------------------------------------
Gross unrealized:
   Appreciation           $29,267,995    $19,207,155   $26,503,941   $4,601,581
   Depreciation               (15,437)       (32,377)     (155,917)    (632,050)
--------------------------------------------------------------------------------
Net unrealized
   appreciation
   of investments         $29,252,558    $19,174,778   $26,348,024   $3,969,531
===============================================================================

The tax components of undistributed net investment income and net realized gains at June 30, 2005, were as follows:

                                                            INSURED      INSURED
                                FLORIDA       FLORIDA       FLORIDA      FLORIDA
                             INVESTMENT       QUALITY       PREMIUM     TAX-FREE
                                QUALITY        INCOME        INCOME    ADVANTAGE
                                  (NQF)         (NUF)         (NFL)        (NWF)
--------------------------------------------------------------------------------
Undistributed net
   tax-exempt income *       $1,923,322    $1,649,456    $2,637,928      $64,613
Undistributed net
   ordinary income **                --            --            --           --
Undistributed net
   long-term capital gains           --            --     1,619,961           --
================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on June 1, 2005, paid on July 1, 2005.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended June 30, 2005 and June 30, 2004, was designated for purposes of the dividends paid deduction as follows:

                                                                                      INSURED      INSURED
                                                           FLORIDA      FLORIDA       FLORIDA      FLORIDA
                                                        INVESTMENT      QUALITY       PREMIUM     TAX-FREE
                                                           QUALITY       INCOME        INCOME    ADVANTAGE
2005                                                         (NQF)        (NUF)         (NFL)        (NWF)
----------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income               $18,170,882  $15,425,361   $15,228,310   $3,544,955
Distributions from net ordinary income **                       --           --       151,001           --
Distributions from net long-term capital gains                  --           --     1,527,991           --
==========================================================================================================
                                                                                      INSURED      INSURED
                                                           FLORIDA      FLORIDA       FLORIDA      FLORIDA
                                                        INVESTMENT      QUALITY       PREMIUM     TAX-FREE
                                                           QUALITY       INCOME        INCOME    ADVANTAGE
2004                                                         (NQF)        (NUF)         (NFL)        (NWF)
----------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income               $17,592,549  $14,970,905   $14,475,786   $3,554,044
Distributions from net ordinary income **                  212,385      266,129       328,384           --
Distributions from net long-term capital gains           3,289,856    1,903,287     1,248,969           --
==========================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At June 30, 2005, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                        INSURED
                                            FLORIDA      FLORIDA        FLORIDA
                                         INVESTMENT      QUALITY       TAX-FREE
                                            QUALITY       INCOME      ADVANTAGE
                                              (NQF)        (NUF)          (NWF)
--------------------------------------------------------------------------------
Expiration year:
   2012                                  $  150,118   $   13,592       $837,725
   2013                                   2,475,431    1,167,083         35,264
--------------------------------------------------------------------------------
Total                                    $2,625,549   $1,180,675       $872,989
================================================================================

Insured Florida Tax-Free Advantage (NWF) elected to defer $223,382 of net realized losses from investments incurred from November 1, 2004 through June 30, 2005 ("post-October losses") in accordance with Federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
As approved by the Board of Trustees, effective August 1, 2004, a complex-wide management fee structure was adopted for all funds sponsored by the Adviser, or its predecessor and its affiliates. This fee structure separates each fund's management fee into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As of July 31, 2005, the complex-level fee rate was .1899%; that is, the fund's effective management fees were reduced by approximately .0101%.

Notes to
        FINANCIAL STATEMENTS (continued)



Effective August 1, 2004, the annual fund-level fee, payable monthly, for each of the Funds is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                                FLORIDA INVESTMENT QUALITY (NQF)
AVERAGE DAILY NET ASSETS                            FLORIDA QUALITY INCOME (NUF)
(INCLUDING NET ASSETS                       INSURED FLORIDA PREMIUM INCOME (NFL)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

AVERAGE DAILY NET ASSETS
(INCLUDING NET ASSETS                   INSURED FLORIDA TAX-FREE ADVANTAGE (NWF)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

Each Fund paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                                FLORIDA INVESTMENT QUALITY (NQF)
AVERAGE DAILY NET ASSETS                            FLORIDA QUALITY INCOME (NUF)
(INCLUDING NET ASSETS                       INSURED FLORIDA PREMIUM INCOME (NFL)
ATTRIBUTABLE TO PREFERRED SHARES)                            MANAGEMENT FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For the next $3 billion                                                   .5875
For net assets over $5 billion                                            .5750
================================================================================

AVERAGE DAILY NET ASSETS
(INCLUDING NET ASSETS                   INSURED FLORIDA TAX-FREE ADVANTAGE (NWF)
ATTRIBUTABLE TO PREFERRED SHARES)                            MANAGEMENT FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For net assets over $2 billion                                            .5750
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enable Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first eight years of Insured Florida Tax-Free Advantage's (NWF) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
NOVEMBER 30,                                     NOVEMBER 30,
--------------------------------------------------------------------------------
2002*                    .32%                         2007                  .32%
2003                     .32                          2008                  .24
2004                     .32                          2009                  .16
2005                     .32                          2010                  .08
2006                     .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured Florida Tax-Free Advantage (NWF) for any portion of its fees and expenses beyond November 30, 2010.

6. ANNOUNCEMENT REGARDING PARENT COMPANY OF ADVISER
In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. Transactions (C) and (D) above were settled in late July, which effectively reduced St. Paul Travelers' controlling stake in Nuveen and was deemed an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and the Adviser, which resulted in the automatic termination of each agreement under the 1940 Act. In anticipation of such deemed assignment, the Board of Trustees had approved new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders, which shareholder approval was received prior to the settlement of transactions (C) and (D). The new ongoing management agreements took effect upon such settlement.

Notes to
    FINANCIAL STATEMENTS (continued)



7. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on August 1, 2005, to shareholders of record on July 15, 2005, as follows:
                                                            INSURED      INSURED
                                 FLORIDA      FLORIDA       FLORIDA      FLORIDA
                              INVESTMENT      QUALITY       PREMIUM     TAX-FREE
                                 QUALITY       INCOME        INCOME    ADVANTAGE
                                   (NQF)        (NUF)         (NFL)        (NWF)
--------------------------------------------------------------------------------
Dividend per share                $.0735       $.0720        $.0730       $.0595
================================================================================

                        Financial
                             HIGHLIGHTS

                        Financial
                               HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

                                                           Investment Operations                            Less Distributions
                                     --------------------------------------------------------------  -------------------------------
                                                              Distributions   Distributions
                                                                   from Net            from                 Net
                          Beginning                              Investment         Capital          Investment    Capital
                             Common                     Net       Income to        Gains to           Income to   Gains to
                              Share         Net   Realized/       Preferred       Preferred              Common     Common
                          Net Asset  Investment  Unrealized          Share-          Share-              Share-     Share-
                              Value      Income  Gain (Loss)        holders+        holders+  Total     holders    holders    Total
====================================================================================================================================
FLORIDA INVESTMENT
QUALITY (NQF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2005                         $14.81       $ .96       $ .94           $(.11)          $  --   $1.79      $ (.97)     $  --   $ (.97)
2004                          15.87        1.06        (.84)           (.06)           (.01)    .15       (1.01)      (.20)   (1.21)
2003                          15.19        1.10         .76            (.07)           (.01)   1.78        (.97)      (.13)   (1.10)
2002                          14.76        1.13         .41            (.11)           (.02)   1.41        (.92)      (.06)    (.98)
2001                          14.24        1.19         .52            (.30)             --    1.41        (.89)        --     (.89)

FLORIDA QUALITY
INCOME (NUF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2005                          14.81         .94        1.04            (.11)             --    1.87        (.96)        --     (.96)
2004                          15.75        1.04        (.78)           (.05)           (.01)    .20       (1.00)      (.14)   (1.14)
2003                          15.23        1.08         .71            (.07)           (.02)   1.70       (1.00)      (.18)   (1.18)
2002                          15.02        1.18         .14            (.12)           (.01)   1.19        (.94)      (.04)    (.98)
2001                          14.57        1.20         .43            (.30)             --    1.33        (.88)        --     (.88)

INSURED FLORIDA
PREMIUM INCOME (NFL)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2005                          15.59         .99         .86            (.11)           (.01)   1.73        (.95)      (.11)   (1.06)
2004                          16.57        1.02        (.88)           (.05)           (.01)    .08        (.96)      (.10)   (1.06)
2003                          15.66        1.04         .89            (.08)             --    1.85        (.93)      (.01)    (.94)
2002                          15.30        1.07         .27            (.12)             --    1.22        (.86)        --     (.86)
2001                          14.25        1.09        1.02            (.28)             --    1.83        (.78)        --     (.78)

INSURED FLORIDA
TAX-FREE ADVANTAGE (NWF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2005                          13.78         .90         .98            (.10)             --    1.78        (.80)        --     (.80)
2004                          14.75         .93        (.99)           (.05)             --    (.11)       (.86)        --     (.86)
2003(a)                       14.33         .40         .70            (.03)             --    1.07        (.43)        --     (.43)
====================================================================================================================================
                                                                     Total Returns
                                                                  -------------------
                                                                              Based
                                Offering                                         on
                               Costs and      Ending                         Common
                               Preferred      Common               Based      Share
                                   Share       Share     Ending       on        Net
                            Underwriting   Net Asset     Market   Market      Asset
                               Discounts       Value      Value    Value**    Value**
=====================================================================================
FLORIDA INVESTMENT
QUALITY (NQF)
-------------------------------------------------------------------------------------
Year Ended 6/30:
2005                              $ --        $15.63     $15.48    17.51%     12.40%
2004                                --         14.81      14.03    (9.61)       .95
2003                                --         15.87      16.75    13.28      12.02
2002                                --         15.19      15.83    13.27       9.77
2001                                --         14.76      14.89    12.03      10.11

FLORIDA QUALITY
INCOME (NUF)
-------------------------------------------------------------------------------------
Year Ended 6/30:
2005                                --         15.72      15.27    17.42      12.89
2004                                --         14.81      13.84   (10.29)      1.29
2003                                --         15.75      16.60    11.56      11.45
2002                                --         15.23      15.99    13.80       8.15
2001                                --         15.02      14.97    12.58       9.37

INSURED FLORIDA
PREMIUM INCOME (NFL)
-------------------------------------------------------------------------------------
Year Ended 6/30:
2005                                --         16.26      16.74    25.54      11.33
2004                                --         15.59      14.24   (11.70)       .46
2003                                --         16.57      17.22    16.05      12.10
2002                                --         15.66      15.71    14.29       8.13
2001                                --         15.30      14.54    18.32      13.09

INSURED FLORIDA
TAX-FREE ADVANTAGE (NWF)
-------------------------------------------------------------------------------------
Year Ended 6/30:
2005                                --         14.76      14.26    16.62      13.18
2004                                --         13.78      12.94   (13.56)      (.79)
2003(a)                           (.22)        14.75      15.87    8.82        6.08
=====================================================================================
                                                                  Ratios/Supplemental Data
                             -------------------------------------------------------------------------------------------------
                                                 Before Credit/Reimbursement       After Credit/Reimbursement***
                                              --------------------------------    -------------------------------
                                                                Ratio of Net                       Ratio of Net
                                                Ratio of          Investment        Ratio of         Investment
                                  Ending        Expenses           Income to        Expenses          Income to
                                     Net      to Average             Average      to Average            Average
                                  Assets      Net Assets          Net Assets      Net Assets         Net Assets
                              Applicable      Applicable          Applicable      Applicable         Applicable     Portfolio
                               to Common       to Common           to Common       to Common          to Common      Turnover
                             Shares (000)         Shares++            Shares++        Shares++           Shares++        Rate
==============================================================================================================================
FLORIDA INVESTMENT
QUALITY (NQF)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2005                            $259,071            1.23%               6.26%           1.22%              6.27%           15%
2004                             245,045            1.25                6.92            1.25               6.92            23
2003                             261,856            1.20                7.00            1.19               7.01            16
2002                             249,833            1.26                7.53            1.23               7.56            34
2001                             242,223            1.33                8.10            1.29               8.14            28

FLORIDA QUALITY
INCOME (NUF)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2005                             224,792            1.24                6.07            1.23               6.07            20
2004                             211,659            1.25                6.83            1.25               6.83            38
2003                             224,311            1.24                6.92            1.23               6.94            28
2002                             216,044            1.28                7.81            1.26               7.83            30
2001                             212,618            1.33                8.00            1.25               8.08            20

INSURED FLORIDA
PREMIUM INCOME (NFL)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2005                             233,779            1.16                6.14            1.16               6.15            12
2004                             223,965            1.16                6.36            1.15               6.36            38
2003                             237,490            1.18                6.41            1.16               6.42            14
2002                             223,961            1.21                6.89            1.21               6.89             8
2001                             218,642            1.27                7.22            1.26               7.23            20

INSURED FLORIDA
TAX-FREE ADVANTAGE (NWF)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2005                              57,296            1.24                5.77             .75               6.26             7
2004                              53,504            1.25                6.04             .74               6.56           130
2003(a)                           57,223            1.15*               4.18*            .67*              4.66*           46
==============================================================================================================================
                                  Preferred Shares at End of Period
                              -----------------------------------------
                                Aggregate     Liquidation
                                   Amount      and Market         Asset
                              Outstanding           Value      Coverage
                                     (000)      Per Share     Per Share
=======================================================================
FLORIDA INVESTMENT
QUALITY (NQF)
-----------------------------------------------------------------------
Year Ended 6/30:
2005                             $132,000         $25,000       $74,066
2004                              132,000          25,000        71,410
2003                              132,000          25,000        74,594
2002                              132,000          25,000        72,317
2001                              132,000          25,000        70,876

FLORIDA QUALITY
INCOME (NUF)
-----------------------------------------------------------------------
Year Ended 6/30:
2005                              117,000          25,000        73,033
2004                              117,000          25,000        70,226
2003                              117,000          25,000        72,930
2002                              117,000          25,000        71,163
2001                              117,000          25,000        70,431

INSURED FLORIDA
PREMIUM INCOME (NFL)
-----------------------------------------------------------------------
Year Ended 6/30:
2005                              111,000          25,000        77,653
2004                              111,000          25,000        75,443
2003                              111,000          25,000        78,489
2002                              111,000          25,000        75,442
2001                              111,000          25,000        74,244

INSURED FLORIDA
TAX-FREE ADVANTAGE (NWF)
-----------------------------------------------------------------------
Year Ended 6/30:
2005                               29,000          25,000        74,393
2004                               29,000          25,000        71,124
2003(a)                            29,000          25,000        74,330
=======================================================================

*    Annualized.
** Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the period November 21, 2002 (commencement of operations) through June 30, 2003.


                                 See accompanying notes to financial statements.

                                  48-49 SPREAD

Board Members
       AND OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board Members of the Fund. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUND     APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)     Chairman of        1994    Chairman and Director (since 1996) of Nuveen Investments,             155
3/28/49                        the Board                  Inc. and Nuveen Investments, LLC; Director (since 1992) and
333 W. Wacker Drive            and Trustee                Chairman (since 1996) of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(3); Chairman and Director (since
                                                          1997) of Nuveen Asset Management; Director (since 1996)
                                                          of Institutional Capital Corporation; Chairman and Director
                                                          (since 1999) of Rittenhouse Asset Management, Inc.;
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Board member       1997    Private Investor and Management Consultant.                           155
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (1989) as Senior Vice President of The Northern               155
7/29/34                                                   Trust Company; Director, Community Advisory Board for
333 W. Wacker Drive                                       Highland Park and Highwood, United Way of the North
Chicago, IL 60606                                         Shore (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       155
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire Group, a publicly held company; Adjunct Faculty Member,
Chicago, IL 60606                                         University of Iowa; Director, Gazette Companies; Life Trustee
                                                          of Coe College; Director, Iowa College Foundation; formerly,
                                                          Director, Alliant Energy; formerly, Director, Federal Reserve
                                                          Bank of Chicago; formerly, President and Chief Operating Officer,
                                                          SCI Financial Group, Inc., a regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean and Distinguished Professor of Finance, School of                155
3/6/48                                                    Business at the University of Connecticut (since 2003);
333 W. Wacker Drive                                       previously, Senior Vice President and Director of Research
Chicago, IL 60606                                         at the Federal Reserve Bank of Chicago (1995-2003); Director
                                                          (since 1997), Credit Research Center at Georgetown University;
                                                          Director of Xerox Corporation (since 2004).

------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert               Board member       2005    Retired (2004) as Chairman, JPMorgan Asset Management,               153
10/28/42                                                  President and CEO, Banc One Investment Advisors Corporation,
333 W. Wacker Drive                                       and President, One Group Mutual Funds; prior thereto,
Chicago, IL 60606                                         Executive Vice President, Banc One Corporation and Chairman
                                                          and CEO, Banc One Investment Management Group; Board of Regents,
                                                          Luther College; currently a member of the American and Wisconsin
                                                          Bar Associations.

                                       50

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUND     APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUND (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Chairman, formerly, Senior Partner and Chief Operating                155
9/24/44                                                   Officer, Miller-Valentine Partners Ltd., a real estate
333 W. Wacker Drive                                       investment company; formerly, Vice President, Miller-Valentine
Chicago, IL 60606                                         Realty, a construction company; Board Member and Chair of the
                                                          Finance Committee, member of the Audit Committee of Premier
                                                          Health Partners, the not-for-profit company of Miami
                                                          Valley Hospital; Board Member, formerly Chair, Dayton
                                                          Development Coalition; President, Dayton Philharmonic Orchestra
                                                          Association; formerly, Member, Community Advisory Board,
                                                          National City Bank, Dayton, Ohio and Business Advisory
                                                          Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     155
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994).
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine             Board member       2005    Senior Vice President for Business and Finance (since 1997),          155
1/22/50                                                   Northwestern University; Director (since 2003), Chicago
333 W. Wacker Drive                                       Board of Options Exchange; Director (since 2003), National
Chicago, IL 60606                                         Mentor Holdings, a privately-held, national provider of home and community-based services; Chairman (since 1997),
                                                          Board of Directors, Rubicon, an insurance company owned
                                                          by Northwestern University; Director (since 1997),
                                                          Evanston of Commerce and Evanston Inventure, a
                                                          business development organization.
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               155
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (since 2002), General Counsel and
                                                          Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Managing Director (since 2002), Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President
                                                          (since 2000), of Nuveen Asset Management; Managing
                                                          Director (since 2004) and Assistant Secretary (since 1994)
                                                          of Nuveen Investments, Inc.; Assistant Secretary of NWQ
                                                          Investment Management Company, LLC (since 2002); Vice
                                                          President and Assistant Secretary of Nuveen Investments
                                                          Advisers Inc. (since 2002); Managing Director, Associate
                                                          General Counsel and Assistant Secretary of Rittenhouse
                                                          Asset Management, Inc. (since 2003); Chartered
                                                          Financial Analyst.


                                       51

Board Members
       AND OFFICERS (CONTINUED)
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos             Vice President     2004    Managing Director (since 2005), previously, Vice President            155
9/22/63                                                   (since 2002), formerly, Assistant Vice President (since 1999)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Chartered Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 155
2/3/66                         and Assistant              President (since 2000) of Nuveen Investments, LLC.
333 W. Wacker Drive            Secretary
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President of Nuveen Investments, LLC (since 1999);               155
11/28/67                       and Treasurer              Vice President and Treasurer of Nuveen Investments, Inc.
333 W. Wacker Drive                                       (since 1999); Vice President and Treasurer of Nuveen Advisory
Chicago, IL 60606                                         Corp. and Nuveen Institutional Advisory Corp (since 1999)(3);
                                                          Vice President and Treasurer of Nuveen Asset Management
                                                          (since 2002) and of Nuveen Investments Advisers Inc.;
                                                          Assistant Treasurer of NWQ Investment Management Company,
                                                          LLC (since 2002); Vice President and Treasurer of Nuveen
                                                          Rittenhouse Asset Management, Inc. (since 2003); Chartered
                                                          Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     1998    Vice President (since 2002) and Assistant General Counsel             155
9/24/64                        and Secretary              (since 1998), formerly, Assistant Vice President (since 1998) of
333 W. Wacker Drive                                       Nuveen Investments, LLC; Vice President (since 2002)
Chicago, IL 60606                                         and Assistant Secretary (since 1998), formerly Assistant
                                                          Vice President of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.(3); and (since 2005) Nuveen
                                                          Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004) formerly, Vice President of            155
10/24/45                                                  Nuveen Investments, LLC; Managing Director (since 2004)
333 W. Wacker Drive                                       formerly, Vice President (since 1998) of Nuveen Advisory Corp.
Chicago, IL 60606                                         and Nuveen Institutional Advisory Corp.(3); Managing Director
                                                          (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002) of Nuveen Investments,                 155
3/2/64                                                    LLC; Managing Director (since 2001), formerly, Vice President
333 W. Wacker Drive                                       (since 1995) of Nuveen Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                         Advisory Corp.(3); Managing Director (since 2001) of Nuveen
                                                          Asset Management; Vice President (since 2002) of Nuveen
                                                          Investment Advisers Inc.; Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         155
5/31/54                        and Controller             of Nuveen Investments, LLC; formerly, Vice President and
333 W. Wacker Drive                                       Funds Controller (1998-2004) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
James D. Grassi                Vice President     2004    Vice President and Deputy Director of Compliance (since 2004)         155
4/13/56                        and Chief                  of Nuveen Investments, LLC, Nuveen Investments Advisers Inc.,
333 W. Wacker Drive            Compliance                 Nuveen Asset Management and Rittenhouse Asset Management,
Chicago, IL 60606              Officer                    Inc.; previously, Vice President and Deputy Director of Complliance
                                                          (2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory
                                                          Corp. (3); formerly, Senior Attorney (1994 to 2004), The Northern
                                                          Trust Company.


                                       52

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    155
3/22/63                                                   LLC; Certified Public Accountant.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President (since 1999) of Nuveen Investments, LLC.               155
8/27/61
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             155
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; Vice President and
333 W. Wacker Drive            Secretary                  Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(3); Vice President (since 2005) and
                                                          Assistant Secretary of Nuveen Investments, Inc. and of Nuveen
                                                          Asset Management; Vice President (since 2000), Assistant
                                                          Secretary and Assistant General Counsel (since 1998) of
                                                          Rittenhouse Asset Management; Vice President and Assistant
                                                          Secretary of Nuveen Investments Advisers Inc. (since 2002);
                                                          Assistant Secretary of NWQ Investment Management
                                                          Company, LLC (since 2002).

(1) Mr. Schwertfeger is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.
(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

           ANNUAL INVESTMENT
           MANAGEMENT AGREEMENT
           APPROVAL PROCESS


At a meeting held on May 10-12, 2005, the Board of Trustees of each Fund, including the independent Trustees, unanimously approved the Investment Management Agreement between each Fund and NAM.

THE APPROVAL PROCESS
To assist the Board in its evaluation of an advisory contract with NAM, the independent Trustees received a report in adequate time in advance of their meeting which outlined, among other things, the services provided by NAM; the organization of NAM, including the responsibilities of various departments and key personnel; the Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party (a "Peer Group") and if available, with recognized or, in certain cases, customized benchmarks; the profitability of NAM and certain industry profitability analyses for advisers to unaffiliated investment companies; the expenses of NAM in providing the various services; the advisory fees of NAM, including comparisons of such fees with the management fees of comparable funds in its Peer Group as well as comparisons of NAM's management fees with the fees NAM assesses to other types of investment products or accounts, if any; the soft dollar practices of NAM; and the expenses of each Fund, including comparisons of the Fund's expense ratios (after any fee waivers) with the expense ratios of its Peer Group. This information supplements that received by the Board throughout the year regarding Fund performance, expense ratios, portfolio composition, trade execution and sales activity.

In addition to the foregoing materials, independent legal counsel to the independent Trustees provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the Trustees under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the Board meeting, NAM made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contract. It is with this background that the Trustees considered each Investment Management Agreement with NAM. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by NAM and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. NATURE, EXTENT AND QUALITY OF SERVICES
In evaluating the nature, extent and quality of NAM's services, the Trustees reviewed information concerning the types of services that NAM or its affiliates provide and are expected to provide to the Nuveen Funds; narrative and statistical information concerning the Fund's performance record and how such performance compares to the Fund's Peer Group and, if available, recognized benchmarks or, in certain cases, customized benchmarks (as described in further detail in Section B below); information describing NAM's organization and its various departments, the experience and responsibilities of key personnel, and available resources. In the discussion of key personnel, the Trustees received materials regarding the changes or additions in personnel of NAM. The Trustees further noted the willingness of the personnel of NAM to engage in open, candid discussions with the Board. The Trustees further considered the quality of NAM's investment process in making portfolio management decisions, including any refinements or improvements to the portfolio management processes, enhancements to technology and systems that are available to portfolio managers, and any additions of new personnel which may strengthen or expand the research and investment capabilities of NAM. In their review of advisory contracts for the fixed income funds, the Trustees also noted that Nuveen won the Lipper Award for Best Fund Family: Fixed Income-Large Asset Class, for 2004. Given the Trustees' experience with the Funds, other Nuveen funds and NAM, the Trustees noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of NAM.

In addition to advisory services, the independent Trustees considered the quality of the administrative or non-advisory services provided. In this regard, NAM provides the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, NAM and its affiliates provide each Fund with a wide range of services, including: preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the Trustees considered, in particular, NAM's policies and procedures for assuring compliance with applicable laws and regulations in light of the new SEC regulations governing compliance. The Trustees noted NAM's focus on compliance and its compliance systems. In their review, the Trustees considered, among other things, the additions of experienced personnel to NAM's compliance group and modifications and other enhancements to NAM's computer systems. In addition to the foregoing, the Trustees also noted that NAM outsources certain services that cannot be replicated without significant costs or at the same level of expertise. Such outsourcing has been a beneficial and efficient use of resources by keeping expenses low while obtaining quality services.

In addition to the above, in reviewing the variety of additional services that NAM or its affiliates must provide to closed-end funds, such as the Funds, the independent Trustees determined that Nuveen's commitment to supporting the secondary market for the common shares of its closed-end funds is particularly noteworthy. In this regard, the Trustees noted Nuveen's efforts to sponsor numerous forums for analysts and specialists regarding the various Nuveen closed-end funds, its creation of a new senior position dedicated to providing secondary market support services and enhancing communications with investors and analysts, and its advertising and media relations efforts designed to raise investor and analyst awareness of the closed-end funds.

With respect to services provided to municipal funds, such as the Funds, the Trustees also noted, among other things, the enhancements NAM implemented to its municipal portfolio management processes (e.g., the increased use of benchmarks to guide and assess the performance of its portfolio managers); the implementation of a risk management program; and the various initiatives being undertaken to enhance or modify NAM's computer systems as necessary to support the innovations of the municipal investment team (such as, the ability to assess certain historical data in order to create customized benchmarks, perform attribution analysis and facilitate the use of derivatives as hedging instruments). With respect to certain of the Funds with a less seasoned portfolio, the Trustees also noted the hedging program implemented for such Funds and the team responsible for developing, implementing and monitoring the hedging procedures. The hedging program was designed to help maintain the applicable Fund's duration within certain benchmarks.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the Investment Management Agreements were of a high level and were quite satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUND AND ADVISER
As previously noted, the Board received a myriad of performance information regarding each Fund and its Peer Group, if available. Among other things, the Board received materials reflecting a Fund's historic performance, the Fund's performance compared to its Peer Group and, if available, its performance compared to recognized and, in certain cases, customized benchmarks. Further, in evaluating the performance information, in certain limited instances, the Trustees noted that the closest Peer Group for a Fund still would not adequately reflect such Fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Peer Group.

For state municipal funds, such as the Funds, the performance data included, among other things, the respective Fund's performance relative to its peers. More specifically, a Fund's one, three and five year total returns (as available) for the periods ending December 31, 2004 were evaluated relative to the unaffiliated funds in its respective Peer Group (including the returns of individual peers as well as the Peer Group average) as well as additional performance information with respect to all the funds in the Peer Group, subject to the following. Certain state municipal Funds do not have a corresponding Peer Group in which case their performance is measured against a state-specific municipal index compiled by an independent third party. Such indices measure bond performance rather than fund performance. The closed-end Funds that utilize such indices are from Connecticut, Georgia, Maryland, Missouri, North Carolina, Texas and Virginia. Based on their review, the Trustees determined that each Fund's absolute and relative investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY
   1. FEES AND EXPENSES
   In evaluating the management fees and expenses that a Fund is expected to bear, the Trustees considered the Fund's current management fee structure and the Fund's expected expense ratios in absolute terms as well as compared with the fees and expense ratios of the unaffiliated funds in its Peer Group. The Trustees reviewed the financial information of NAM, including its respective revenues, expenses and profitability. In reviewing fees, the Trustees, among other things, reviewed comparisons of the Fund's gross management fees (fees after fund-level and complex-wide level breakpoints but before reimbursement and fee waivers), net management fees (after breakpoints and reimbursements and fee waivers) and total expense ratios (before and after waivers) with those of the unaffiliated funds in the Peer Group and peer averages. In this regard, the Trustees noted that the relative ranking of the Nuveen Funds on fees and expenses was aided by the significant level of fee reductions provided by the fund-level and complex-wide breakpoint schedules, and the fee waivers and reimbursements provided by Nuveen for certain Funds launched since 1999. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled "Economies of Scale." In their review of the fee and expense information provided, including, in particular, the expense ratios of the unaffiliated funds in the respective Peer Group, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to such peers.

   2. COMPARISONS WITH THE FEES OF OTHER CLIENTS
   The Trustees further compared the fees of NAM to the fees NAM assessed for other types of clients investing in municipal funds (such as municipal managed accounts). With respect to such separately managed accounts, the advisory fees for such accounts

        ANNUAL INVESTMENT MANAGEMENT
        AGREEMENT APPROVAL PROCESS (continued)


are generally lower than those charged to the comparable Fund. The Trustees noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Funds, compared to individually managed separate accounts. For instance, as described above, NAM and its affiliates provide numerous services to the Funds including, but not limited to, preparing shareholder reports; providing daily accounting; preparing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support; and administering all other aspects of the Fund's operations. Further, the Trustees noted the increased compliance requirements for funds in light of new SEC regulations and other legislation. These services are generally not required to the same extent, if at all, for separate accounts. In addition to the differences in services, the Trustees also considered, among other things, the differences in product distribution, investment policies, investor profiles and account sizes. Accordingly, the Trustees believe that the nature and number of services provided to operate a Fund merit the higher fees than those to separate managed accounts.

   3. PROFITABILITY OF ADVISER
   In conjunction with its review of fees, the Trustees also considered NAM's profitability. The Trustees reviewed NAM's revenues, expenses and profitability margins (on both a pre-tax and after-tax basis). In reviewing profitability, the Trustees recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. Accordingly, the Trustees reviewed NAM's assumptions and methodology of allocating expenses. In this regard, the methods of allocation used appeared reasonable but the Board noted the inherent limitations in allocating costs among various advisory products. The Trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available. Further, profitability may be affected by numerous factors including the types of funds managed, expense allocations, business mix, etc. and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Trustees considered NAM's profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. The Trustees also reviewed the revenues, expenses and profit margins of various unaffiliated advisory firms with similar amounts of assets under management for the last year prepared by NAM. Based on their review, the Trustees were satisfied that NAM's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

   In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to NAM as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE
In reviewing the compensation, the Trustees have long understood the benefits of economies of scale as the assets of a fund grows and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the Trustees received and reviewed the schedules of advisory fees for each Fund, including fund-level breakpoints thereto. In addition, after lengthy negotiations with management, the Board in May, 2004 approved a complex-wide fee arrangement pursuant to which fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement was introduced on August 1, 2004 and the Trustees reviewed data regarding the reductions of fees for the Funds for the period of August 1, 2004 to December 31, 2004. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all Funds in the Nuveen complex. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. INDIRECT BENEFITS
In evaluating fees, the Trustees also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered any benefits from soft dollar arrangements. The Trustees noted that although NAM manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that NAM typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services. In addition to soft dollar arrangements, the Trustees also considered any other revenues, if any, received by NAM or its affiliates. With respect to Funds with outstanding preferred shares and new Funds, the Trustees considered revenues received by Nuveen for serving as agent for broker-dealers at its preferred trading desk and for acting as co-manager in the initial public offering of new closed-end exchange-traded funds.

F. OTHER CONSIDERATIONS
Nuveen, until recently, was a majority-owned subsidiary of St. Paul Travelers. As noted, St. Paul earlier this year announced its intention to divest its equity stake in Nuveen. Nuveen is the parent of NAM. Pursuant to a series of transactions, St. Paul has begun to reduce its interest in Nuveen which will ultimately result in a change of control of Nuveen and therefore NAM. As mandated by the 1940 Act, such a change in control would result in an assignment of the advisory agreement with NAM and the automatic termination of such agreement. Accordingly, the Board also considered for each Fund the approval of a New Investment Management Agreement with each Fund in light of, and which would take effect upon, the anticipated change of control. More specifically, the Board considered for each Fund a New Investment Management Agreement on substantially identical terms to the existing Investment Management Agreement, to take effect after the change of control has occurred and the contract has been approved by Fund shareholders. In its review, the Board considered whether the various transactions necessary to divest St. Paul's interest will have an impact on the various factors they considered in approving NAM, such as the scope and quality of services to be provided following the change of control. In reviewing the St. Paul transactions, the Board considered, among other things, the impact, if any, on the operations and organizational structure of NAM; the possible benefits and costs of the transactions to the respective Fund; the potential implications of any arrangements used by Nuveen to finance certain of the transactions; the ability of NAM to perform its duties after the transactions; whether a Fund's fee structure or expense ratio would change; any changes to the current practices of the respective Fund; any changes to the terms of the advisory agreement; and any anticipated changes to the operations of NAM. Based on its review, the Board determined that St. Paul's divestiture would not affect the nature and quality of services provided by NAM, the terms of the Investment Management Agreement, including the fees thereunder, and would not materially affect the organization or operations of NAM. Accordingly, the Board determined that their analysis of the various factors regarding their approval of NAM would continue to apply after the change of control.

G. APPROVAL
The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund, that the renewal of the NAM Investment Management Agreements should be approved, and that the new, post-change of control NAM Investment Management Agreements be approved and recommended to shareholders.

Reinvest Automatically
       EASILY AND CONVENIENTLY

SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.


NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION

In April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers") sold the majority of its controlling equity interest in Nuveen Investments, Inc. ("Nuveen") to the general public. Nuveen is the parent of Nuveen Asset Management ("NAM"), which is each Fund's investment manager. This sale was deemed to be an "assignment" of the investment management agreement between each Fund and NAM and, if applicable, of the sub-advisory agreement between NAM and the Fund's sub-adviser. As required by law, the shareholders of each Fund were asked to approve a new investment management agreement and, if applicable, a new subadvisory agreement that reflected this change in ownership. The shareholders of each Fund voted this approval at a Shareholders' Meeting on July 26, 2005. There were no changes to the investment objectives or management of any Fund as a result of these actions.

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2005, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL


Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS

Photo of: 2 women looking at a photo album.

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing more than $120 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

                                        o Share prices
                                        o Fund details
           Learn more                   o Daily financial news
about Nuveen Funds at                   o Investor education
   WWW.NUVEEN.COM/ETF                   o Interactive planning tools


Logo: NUVEEN Investments


                                                                     EAN-A-0605D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



            Nuveen Insured Florida Tax-Free Advantage Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                            AUDIT FEES BILLED        AUDIT-RELATED FEES             TAX FEES         ALL OTHER FEES
FISCAL YEAR ENDED                                TO FUND               BILLED TO FUND            BILLED TO FUND      BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
June 30, 2005                                            $ 7,667                        $ 0                    $ 584         $ 2,700
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                          N/A                         0%                       0%              0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
June 30, 2004                                            $ 7,298                        $ 0                    $ 378         $ 2,500
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                          N/A                         0%                       0%              0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

The above "All Other Fees" are fees paid to audit firms to perform agreed upon procedures required by the rating agencies to rate fund preferred shares. The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                           AUDIT-RELATED FEES       TAX FEES BILLED TO          ALL OTHER FEES
                                          BILLED TO ADVISER AND         ADVISER AND            BILLED TO ADVISER
                                             AFFILIATED FUND          AFFILIATED FUND         AND AFFILIATED FUND
                                            SERVICE PROVIDERS        SERVICE PROVIDERS         SERVICE PROVIDERS
---------------------------------------------------------------------------------------------------------------------
June 30, 2005                                                $ 0                  $ 282,575                      $ 0
---------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                         0%                       0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------
June 30, 2004                                                $ 0                        $ 0                      $ 0
---------------------------------------------------------------------------------------------------------------------
Percentage approved                                          N/A                        N/A                      N/A
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------

The above "Tax Fees" are primarily fees billed to the Adviser for Fund tax return preparation.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                                   TOTAL NON-AUDIT FEES
                                                                   BILLED TO ADVISER AND
                                                                  AFFILIATED FUND SERVICE     TOTAL NON-AUDIT FEES
                                                                   PROVIDERS (ENGAGEMENTS    BILLED TO ADVISER AND
                                                                  RELATED DIRECTLY TO THE    AFFILIATED FUND SERVICE
                                           TOTAL NON-AUDIT FEES   OPERATIONS AND FINANCIAL    PROVIDERS (ALL OTHER
                                              BILLED TO FUND       REPORTING OF THE FUND)         ENGAGEMENTS)            TOTAL
------------------------------------------------------------------------------------------------------------------------------------
June 30, 2005                                            $ 3,284                  $ 282,575                      $ 0       $ 285,859
June 30, 2004                                            $ 2,878                        $ 0                      $ 0         $ 2,878

The above "Non-Audit Fees billed to Adviser" for 2005 include "Tax-Fees" billed to Adviser in the amount of $282,575 from previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, the Adviser would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Directors or Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable Fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940 (17 CFR 275.204-2(c)(2)), reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Directors or Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Insured Florida Tax-Free Advantage Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: September 7, 2005
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: September 7, 2005
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: September 7, 2005
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.